UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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AVERY DENNISON CORPORATION

(Name of Registrant as Specified In Its Charter)

AVERY DENNISON CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avery Dennison Corporation 150 North Orange Grove Boulevard Pasadena, California 91103

Notice of Annual Meeting of Stockholders To be held April 26, 2007	To the Stockholders:

The Annual Meeting of Stockholders of Avery Dennison Corporation will be held at 150 North Orange Grove Boulevard, Pasadena, California, on Thursday, April 26, 2007, at 1:30 P.M. for the following purposes:

1. To elect three directors to hold office for a term of three years and until their successors are elected and have qualified; and

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on December 29, 2007; and

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

In accordance with the Bylaws, the Board of Directors has fixed the close of business on Monday, February 26, 2007, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

All stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert G. van Schoonenberg
Secretary

Pasadena, California
Dated: March 15, 2007

Whether or not you presently plan to attend the Annual Meeting, in order to ensure your representation, please vote by telephone or by using the Internet as instructed on the enclosed proxy card, or complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope (which does not require postage if mailed in the United States). If you attend the meeting and wish to vote in person, your proxy will not be used.

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PROXY STATEMENT
ELECTION OF DIRECTORS (Proxy Item 1)
2007 NOMINEES
CONTINUING DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT
ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2006
NON-QUALIFIED DEFERRED COMPENSATION(1) FOR 2006
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
GENERAL
EXHIBIT A
EXHIBIT B
EXHIBIT C

AVERY DENNISON CORPORATION
150 North Orange Grove Boulevard
Pasadena, California 91103
PROXY STATEMENT
      This proxy statement is furnished to the stockholders on behalf of the Board of Directors of Avery Dennison Corporation, a Delaware corporation (hereinafter called “Avery Dennison” or the “Company”), for solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, April 26, 2007, at 1:30 P.M. and at any and all adjournments thereof. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the meeting and wish to vote your shares in person, your proxy will not be used. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Under the Company’s Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e. shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting and the director nominees receiving a majority of the votes cast will be elected (for purposes of determining the vote required to elect directors, “a majority of the votes cast” shall mean that the number of shares voted “for” a director’s election exceeds 50% of the total votes cast with respect to that director and votes cast shall include votes to withhold authority and exclude abstentions with respect to that director’s election); and (3) proxies that reflect abstentions as to a particular proposal (other than the election of directors) will have the same effect as a vote against that proposal and proxies that reflect broker non-votes will also have the same effect as a vote against that proposal. The Company has retained D. F. King & Co., Inc. to assist in soliciting proxies for this meeting at a fee estimated at $10,500 plus out of pocket expenses. Expenses incident to the preparation and mailing of the notice of meeting, proxy statement and form of proxy are to be paid by the Company. This proxy statement is to be mailed to stockholders on or about March 15, 2007.
      The purpose of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting: the election of directors and ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company. As of the date of this statement, management knows of no other business that will be presented for consideration at the meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies. See “GENERAL — Stockholder Proposals” below.
ELECTION OF DIRECTORS (Proxy Item 1)
      The Bylaws of the Company presently provide for ten directors, divided into three classes. Three directors are to be elected at the 2007 Annual Meeting and will hold office until the Annual Meeting in 2010 and until their successors are elected and have qualified. It is intended that the persons so appointed in the enclosed proxy will, unless authority is withheld, vote for the election of the three nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In voting for the election of directors, each share has one vote for each position to be filled. All of the nominees have consented to being named herein and to serve if elected. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy may be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

      The following information, which has been provided by the directors, shows for each of the nominees for election to the Board of Directors and for each director whose term continues, his or her name, age and principal occupation or employment during the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is or was carried on, the period during which such person has served as a director of the Company and the year in which each continuing director’s present term as director expires.
2007 NOMINEES

The Board of Directors recommends a vote FOR the nominees below.

Rolf Börjesson, age 64. Since May 2004, Mr. Börjesson has been non-executive Chairman of Rexam PLC, a worldwide consumer packaging company in London, United Kingdom. From 1996 to May 2004, Mr. Börjesson served as Chief Executive Officer of Rexam. He is also a director of SCA AB (Svenska Cellulosa Aktiebolaget), a pulp and paper manufacturer based in Stockholm, Sweden. He has been a director of Avery Dennison Corporation since January 2005.

Peter W. Mullin, age 66. Since March 2006, Mr. Mullin has been Chairman of Mullin TBG, an executive compensation, benefit planning and corporate insurance consulting firm; prior to March 2006, he was Chairman of Mullin Consulting, Inc.; prior to July 2003, Mr. Mullin also served as Chief Executive Officer of Mullin Consulting. He is also a director of Mrs. Fields’ Holding Company, Inc., a fresh-baked products company. He has been a director of Avery Dennison Corporation since January 1988.

Patrick T. Siewert, age 51. Since February 2006, Mr. Siewert has been a Senior Advisor to the Coca-Cola Company, a worldwide beverage company. From May 2005 to January 2006, Mr. Siewert was President and Chief Operating Officer, East, South Asia & Pacific Rim Group of the Coca-Cola Company. From August 2001 to May 2005, Mr. Siewert was President, East and South Asia Group of the Coca-Cola Company. He is also a director of Computime Group Limited, a manufacturer of home and commercial control products in Hong Kong. He has been a director of Avery Dennison Corporation since April 2005.
CONTINUING DIRECTORS

Peter K. Barker, age 58. Mr. Barker is a private investor. From November 1982 until November 1998, Mr. Barker was a partner in Goldman Sachs & Company, an investment banking, securities and investment management firm. He has been a director of Avery Dennison Corporation since January 2003. His present term expires in 2008.

Richard M. Ferry, age 69. Mr. Ferry is a private investor. Since July 2001, Mr. Ferry has been Founder Chairman of Korn/ Ferry International, an international executive search firm. In June 2001, Mr. Ferry retired as Chairman of Korn/ Ferry, a position he had held since May 1997; and in June 2002, he left the board. From May 1991 through May 1997, Mr. Ferry was Chairman and Chief Executive Officer of Korn/ Ferry. He is also a director of Pacific Mutual Holding Company, the parent of Pacific Life Insurance Company, a provider of life insurance, annuities and mutual funds. He has been a director of Avery Dennison Corporation since December 1985. His present term expires in 2008.

Kent Kresa, age 68. Since December 2005, Mr. Kresa has served as non-executive Chairman of Avery Dennison Corporation; since October 2003, he has been Chairman Emeritus of Northrop Grumman Corporation, an aeronautics and defense systems manufacturer. In October 2003, Mr. Kresa retired as Chairman of Northrop Grumman, a position he had held since September 1990. From September 1990 to March 2003, he served as Chairman and Chief Executive Officer of Northrop Grumman. He is also a director of Fluor Corporation, an engineering, procurement, construction, and maintenance services company; General Motors Corporation, an automotive manufacturer; and Mannkind Corporation, a pharmaceutical manufacturer. He has been a director of Avery Dennison since February 1999. His present term expires in 2008.

John T. Cardis, age 65. Mr. Cardis is a private investor. In May 2004, Mr. Cardis retired as National Managing Partner — Global Strategic Clients of Deloitte & Touche USA LLP, an audit, tax, consulting and financial advisory service company after forty-one years of service. From 1991 to June 1999, Mr. Cardis served as Office Managing Partner, Los Angeles for Deloitte & Touche. He was also a member of the executive committee and a member of the board of directors. He also is a director of Edwards Lifesciences Corporation, a cardiovascular disease treatment company, and Energy East Corporation, an energy services and delivery company. He has been a director of Avery Dennison Corporation since October 2004. His present term expires in 2009.

David E. I. Pyott, age 53. Since February 2006, Mr. Pyott has been Chairman and Chief Executive Officer of Allergan, Inc., a global healthcare company. From April 2001 through January 2006, Mr. Pyott was Chairman, President and Chief Executive Officer and from January 1998 through March 2001, he was President and Chief Executive Officer of Allergan. He is also a director of Allergan; Edwards Lifesciences Corporation, a cardiovascular disease treatment company; and Pacific Mutual Holding Company, the parent of Pacific Life Insurance Company, a provider of life insurance, annuities and mutual funds. He has been a director of Avery Dennison Corporation since November 1999. His present term expires in 2009.

Dean A. Scarborough, age 51. Since May 2005, Mr. Scarborough has been President and Chief Executive Officer of Avery Dennison Corporation, a global leader in pressure-sensitive technology. From May 2000 to April 2005, Mr. Scarborough served the Company as President and Chief Operating Officer. From November 1999 through April 2000, Mr. Scarborough served the Company as Group Vice President, Fasson Roll Worldwide. Prior to November 1999, Mr. Scarborough held other executive positions with the Company. He has been a director of Avery Dennison since May 2000. His present term expires in 2009.

Julia A. Stewart, age 51. Since May 2006, Ms. Stewart has been Chairman and Chief Executive Officer of IHOP Corporation, which owns, operates and franchises a restaurant chain. From May 2002 until April 2006, Ms. Stewart was President, Chief Executive Officer and Chief Operating Officer and from December 2001 through May 2002, Ms. Stewart served as President and Chief Operating Officer of IHOP. She has been a director of Avery Dennison Corporation since January 2003. Her present term expires in 2009.

SECURITY OWNERSHIP OF MANAGEMENT
      The following table shows the number of shares of the Company’s common stock beneficially owned by each director of the Company and each of the executive officers named on page 10, and the aggregate number of such shares beneficially owned by all directors and executive officers as of December 31, 2006.

	Amount and
	Nature of
	Beneficial		Percent
Name	Ownership(1)		of Class

Dean A. Scarborough	360,405	(3)	(2)
Richard M. Ferry	53,153	(4)	(2)
Peter W. Mullin	58,579	(5)	(2)
Kent Kresa	32,930	(6)	(2)
David E. I. Pyott	30,387	(7)	(2)
Julia A. Stewart	16,149	(8)	(2)
Peter K. Barker	13,650	(9)	(2)
John T. Cardis	9,534	(10)	(2)
Rolf Börjesson	7,250	(11)	(2)
Patrick T. Siewert	9,600	(12)	(2)
Daniel R. O’Bryant	134,660	(13)	(2)
Robert G. van Schoonenberg	161,813	(14)	(2)
Christian A. Simcic	115,341	(15)	(2)
Robert M. Malchione	143,001	(16)	(2)
All Directors and Executive Officers as a Group (18 persons, including those named)	1,391,296	(17)	1.3%

(1)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have voting and/or investment power with respect to such shares. Exercise prices for stock options on shares range from $38.3125 to $67.795.

(2)	Less than 1%.

(3)	Includes 299,100 shares with respect to which Mr. Scarborough holds options exercisable within 60 days from December 31, 2006. Also includes 128 shares held by Mrs. Scarborough, as to which Mr. Scarborough disclaims beneficial ownership, and 2,404 shares issuable under stock units designated for Mr. Scarborough under the Company’s Capital Accumulation Plan (“CAP”) trust.

(4)	Includes 17,000 shares with respect to which Mr. Ferry holds options exercisable within 60 days from December 31, 2006. Also includes 1,387 shares issuable under stock units designated for Mr. Ferry under the CAP trust.

(5)	Includes 17,000 shares with respect to which Mr. Mullin holds options exercisable within 60 days from December 31, 2006. Also includes 694 shares issuable under stock units designated for Mr. Mullin under the CAP trust. Also includes 3,000 shares held by Mrs. Mullin (405 shares of which are held in a trust), as to which Mr. Mullin disclaims beneficial ownership.

(6)	Includes 18,000 shares with respect to which Mr. Kresa holds options exercisable within 60 days from December 31, 2006. Also includes 12,480 stock units designated for Mr. Kresa under the Director Deferred Equity Compensation Program (“DDECP”).

(7)	Includes 18,000 shares with respect to which Mr. Pyott holds options exercisable within 60 days from December 31, 2006. Also includes 10,137 stock units designated for Mr. Pyott under DDECP.

(8)	Includes 10,000 shares with respect to which Ms. Stewart holds options exercisable within 60 days from December 31, 2006. Also includes 4,499 stock units designated for Ms. Stewart under DDECP.

(9)	Includes 10,000 shares with respect to which Mr. Barker holds options exercisable within 60 days from December 31, 2006.

(10)	Includes 8,000 shares with respect to which Mr. Cardis holds options exercisable within 60 days from December 31, 2006. Also includes 284 stock units designated for Mr. Cardis under DDECP.

(11)	Includes 6,000 shares with respect to which Mr. Börjesson holds options exercisable within 60 days from December 31, 2006.

(12)	Includes 3,500 shares with respect to which Mr. Siewert holds options exercisable within 60 days from December 31, 2006.

(13)	Includes 90,016 shares with respect to which Mr. O’Bryant holds options exercisable within 60 days from December 31, 2006. Also includes 31,432 shares of restricted stock that are scheduled to vest in two equal installments on April 1, 2009 and August 14, 2012.

(14)	Includes 128,633 shares with respect to which Mr. van Schoonenberg holds options exercisable within 60 days from December 31, 2006.

(15)	Includes 106,632 shares with respect to which Mr. Simcic holds options exercisable within 60 days from December 31, 2006.

(16)	Includes 135,895 shares with respect to which Mr. Malchione holds options exercisable within 60 days from December 31, 2006.

(17)	Includes 1,087,779 shares with respect to which all executive officers and directors as a group hold options exercisable within 60 days from December 31, 2006.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (“1934 Act”) requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Insiders”), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required for such Insiders, the Company believes that, during the 2006 fiscal year, Insiders complied with the Section 16(a) filing requirements applicable to Insiders.
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
      During 2006, there were seven meetings of the full Board of Directors (“Board”) and twenty meetings of committees of the Board. All of the Avery Dennison directors attended at least seventy-five percent of the aggregate number of meetings of the Board and meetings of Board committees (of which they were members) held during the time they served on the Board or committees. The Company has a policy of encouraging directors to attend the Annual Meeting of Stockholders, and at the 2006 Annual Meeting nine of the directors attended.
      After review and discussion of the relevant facts and circumstances for each director, including any relationships with Avery Dennison, the Board has determined that the following directors, who (i) have no material relationships with Avery Dennison, and (ii) meet the Board’s categorical independence standards for directors (which are attached as Exhibit A), are independent based on the NYSE listing standards: Peter K. Barker, Rolf Börjesson, John T. Cardis, Richard M. Ferry, Kent Kresa, David E.I. Pyott, Patrick T. Siewert and Julia A. Stewart. These eight directors constitute a majority of the Board.
Corporate Governance
      The Board of Directors and Avery Dennison management have taken a number of steps to enhance the Company’s corporate governance policies and procedures, and to comply with the Sarbanes-Oxley Act, as well as the NYSE listing standards. There is a corporate governance section on the Company’s Web site, which includes key information about our corporate governance. You can access this information by going to www.averydennison.com, selecting the “Investors / Corporate Governance” section to find our Corporate Governance Guidelines; Charters for the Audit, the Compensation and Executive Personnel, and the Nominating and Governance Committees; Code of Ethics and Business Conduct for Directors, Officers and Employees; Code of Ethics for the Chief Executive Officer and Senior Financial Officers; and the Audit Committee Complaint Procedures. The Company’s Web site address provided above is not intended to function as a hyperlink, and the information on the Company’s Web site is not and should not be considered part of this proxy statement and is not incorporated by reference herein.
      On December 1, 2005, Kent Kresa was elected non-executive Chairman. Mr. Kresa presides at executive sessions of the Board. During 2006, the Board held six executive sessions with non-management directors only during regularly scheduled Board meetings, as well as one additional executive session with independent directors only. Stockholders and other interested parties may write to Mr. Kresa concerning matters other than accounting and auditing matters c/o Secretary, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders may also write to John T. Cardis, Chairman of the Audit Committee, regarding accounting and auditing matters c/o Secretary at the same address.
Standing Committees of the Board of Directors
      The Audit Committee, which is composed of the following independent directors: John T. Cardis (Chairman), Peter K. Barker, and Kent Kresa met three times during 2006. The Audit Committee also held four teleconference reviews prior to the Company’s issuing its quarterly and annual news releases concerning financial results. The Audit Committee is appointed by the Board to assist the Board with its oversight responsibilities in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Company’s Web site. The Board has designated Mr. Cardis and Mr. Barker as “audit committee financial experts” (as that term is defined in Item 401(h) of Regulation S-K of the SEC). The Board has determined that each of the members of the Audit Committee is “independent,” as that term is used in Schedule 14A, Item 7(d)(3)(iv) under the 1934 Act, as amended.
      The Compensation and Executive Personnel Committee (“Compensation Committee”), which is composed of the following independent directors: David E.I. Pyott (Chairman), Peter K. Barker, Richard M. Ferry, and Julia A. Stewart, met seven times during 2006. The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s directors, Chairman, and Chief Executive Officer (“CEO”) and other executive officers. The Compensation Committee has overall responsibility for approving and evaluating compensation plans, policies and programs of the Company, as they affect the directors, CEO and executive officers. In addition, the Compensation Committee reviews plans and candidates for succession to CEO and other executive officers. The Compensation Committee is also responsible for providing a report concerning its review of the Compensation Discussion and Analysis section of this annual proxy statement. A copy of the Compensation Committee’s Charter is available on the Company’s Web site.
      The Ethics and Conflict of Interest Committee, which is composed of the following directors: Julia A. Stewart (Chairman), Rolf Börjesson, John T. Cardis, Kent Kresa and Patrick T. Siewert, met twice during 2006. The functions of the Ethics and Conflict of Interest Committee are to survey, monitor and provide counsel as to the business relationships, affiliations and financial transactions of directors, officers and key employees, as they may relate to possible conflicts of interest or to the Company’s Legal and Ethical Conduct Policy; monitor the Company’s compliance program; and report and make recommendations to the Board in instances where it is believed that possible violations of Company policy could exist.
      The Finance Committee, which is composed of the following directors: Peter K. Barker (Chairman), Rolf Börjesson, John T. Cardis, Richard M. Ferry, Kent Kresa, Peter W. Mullin, and Patrick T. Siewert, met once during 2006. The functions of the Finance Committee are to assist the Board in consideration of matters relating to the financial affairs and capital requirements of the Company; provide an overview of the financial planning and policies of the Company; and review significant borrowings and changes in the financial structure of the Company.
      The Nominating and Governance Committee (“Nominating Committee”), which is composed of the following independent directors: Richard M. Ferry (Chairman), Rolf Börjesson, David E.I. Pyott and Julia A. Stewart, met two times during 2006. The Nominating Committee is appointed by the Board (i) to assist the Board by identifying individuals qualified to become Board members consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders, as well as between annual meetings when appropriate; (ii) to review and recommend to the Board, the Company’s Corporate Governance Guidelines; (iii) to oversee the evaluations of the Board and management (related to corporate governance); and (iv) to recommend to the Board director nominees for each committee. A copy of the Nominating Committee’s Charter is available on the Company’s Web site. The Nominating Committee has a process under which all director candidates are evaluated. The Nominating Committee uses certain criteria in evaluating any candidate’s capabilities to serve as a member of the Board including: attendance, independence, number of other board directorships, time commitments, education, conflict of interest, senior management experience with a multinational business or other organization with the size, scope, and complexity of the Company, as well as an ability and desire to contribute to the oversight and governance of the Company and to represent the balanced interests of stockholders as a whole, rather than those of special interest groups. Further, the Nominating Committee reviews the qualifications of any candidate with those of current directors to determine coverage and gaps in experience in related industries and in functional areas, such as finance, manufacturing, technology, and investing. Sources for identifying potential nominees include members of the Nominating Committee, other Board members, executive officers of the Company, third party search firms, and stockholders. Stockholders desiring to make recommendations concerning new directors should submit the candidate’s name, together with biographical information and professional experience, and the candidate’s written consent to nomination c/o Secretary, Nominating and Governance Committee of the Board of Directors, Avery Dennison Corporation, 150 North Orange Grove Boulevard, Pasadena, California 91103. Stockholders wishing to nominate new directors for election at an annual meeting must comply with the requirements described under the heading “GENERAL — Stockholder Proposals” on page 45.
      In addition to the standing committees noted above, the Board has an Ad Hoc Committee, which is composed of the following directors: Kent Kresa (Chairman) and David E.I. Pyott, that met five times during 2006. The Ad Hoc Committee is appointed by the Board and has been assigned the oversight responsibility for, and is empowered to take action (or if deemed appropriate to make recommendations to the Board) with respect to, the Company’s response to the pending competitive practices investigations, as well as any related litigation.

DIRECTOR COMPENSATION FOR 2006
      The following table provides information regarding compensation earned by the Company’s non-employee directors during 2006:

	Fees
	Earned			Non-Equity	Change in
	or Paid	Stock	Option	Incentive Plan	Pension Value and	All Other
Name	in Cash(2)	Awards(3)	Awards	Compensation	NQDC Earnings(5)	Compensation(6)	Total

Peter K. Barker	$92,000	$45,950	$28,020	—	—	—	$165,970
Rolf Börjesson	$68,500	$45,950	$52,415	—	—	—	$166,865
John T. Cardis	$92,000	$45,950	$59,897	—	—	—	$197,847
Richard M. Ferry	$92,500	$45,950	$28,020	—	$108,608	$10,000	$285,078
Kent Kresa(1)	$253,000	$45,950	$28,020	—	—	—	$326,970
Peter W. Mullin	$67,000	$45,950	$28,020	—	$7,824	$10,000	$158,794
David E. I. Pyott	$100,000	$45,950	$28,020	—	$4,416	—	$178,386
Patrick T. Siewert	$70,000	$45,950	$48,739	—	—	—	$164,689
Julia A. Stewart	$88,000	$45,950	$28,020	—	—	—	$161,970

(1)	Mr. Kresa serves as Chairman. His annual retainer is $220,000.

(2)	Amounts reported in this column represent the annual retainers and meeting fees earned by the directors in 2006. The annual retainer for all non-employee directors (except for Mr. Kresa) is $55,000. Directors may elect to defer all or a portion of such amount into the Director Variable Deferred Compensation Plan (“DVDCP”) or the DDECP.

(3)	Amount represents the value of the stock awards made on April 27, 2006 (500 shares at $62.98) and on July 27, 2006 (250 shares at $57.84).

(4)	Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by the Company as an expense in the 2006 Consolidated Statement of Income for stock options awarded to directors, calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), Share-Based Payment, by the Financial Accounting Standards Board, and thus include amounts for awards granted in 2004, 2005 and 2006. Options vest in equal installments on the first two anniversaries of the grant date and expire after 10 years. As of December 31, 2006, the directors held stock options as follows: Mr. Barker — 13,000; Mr. Börjesson — 9,000; Mr. Cardis — 11,000; Mr. Ferry — 20,000; Mr. Kresa — 21,000; Mr. Mullin — 20,000; Mr. Pyott — 21,000; Mr. Siewert — 9,000; and Ms. Stewart — 13,000.

(5)	NQDC means Non-Qualified Deferred Compensation. Reflects the increase during 2006 in actuarial present value of Mr. Pyott’s benefit under the former Director Retirement Plan, and, with respect to Mr. Ferry and Mr. Mullin, the amounts reflect above- market earnings during fiscal 2006 on fees that were deferred prior to fiscal 2006 under two legacy plans (the fixed-rate options for which were frozen prior to 2006 and are no longer open for additional Company or director contributions): the Director Deferred Compensation Plan and/or DVDCP.

(6)	Reflects amounts of Company matching gifts for director’s contributions to the United Way and to educational institutions; the maximum Company match is $10,000.
     As President and Chief Executive Officer of the Company, Mr. Scarborough receives no fees for services rendered in his capacity as a director. Each non-employee director is paid an annual retainer fee of $55,000; the non-executive Chairman is paid an annual retainer of $220,000. Directors are paid attendance fees of $1,500 per Board meeting attended, and $2,000 per committee meeting attended as Chairman of a committee or $1,500 per committee meeting attended as a member of the committee (whether it is a standing or an ad hoc committee). The Chairmen of the Audit and the Compensation and Executive Personnel Committees are each also paid an annual retainer fee of $10,000, and the Chairmen of the Finance, the Nominating and Governance, and the Ethics and Conflict of Interest Committees are each paid an annual retainer fee of $5,000. Committee members are also paid $1,500 for teleconferences. See Exhibit B for a summary of non-employee compensation. Under the DVDCP, fees that are deferred either accrue interest at a fixed rate based on the 120-month rolling average of ten-year U.S. Treasury Notes (plus, if the director ceases to be a director by reason of death, disability or normal retirement, twenty-five percent of such rate per annum) or accrue earnings at the rate of return of certain bond and equity investment funds managed by an insurance company. Under the DDECP, directors may defer fees into stock units, which will be paid out in shares of Company stock at retirement. As of December 31, 2006, the following directors held stock units in the DDECP: Mr. Cardis — 284; Mr. Kresa — 12,480; Mr. Pyott — 10,137; and Ms. Stewart — 4,499. The Company has a matching gift program under which the Company will match an amount of up to $5,000 that a director gives to the United Way, and the Company will also match an amount of up to $5,000 given to educational institutions. Each non-employee director received stock awards of 500 and 250 shares of the Company’s common stock on April 27, 2006 and July 27, 2006, respectively, as a portion of their director compensation.
      Non-employee directors participate in the Director Equity Plan, which provides for each non-employee director to receive a stock option grant with respect to 5,000 shares upon joining the Board, and automatic annual grants of 2,000 stock options thereafter. In December 2006, options to purchase a total of 18,000 shares (2,000 options for each non-employee director) of Company common stock were granted to the non-employee directors eligible to receive grants under such plan. The option price for each such option granted is one hundred percent of the fair market value of Company common stock on the date of grant. All options granted have a term of ten years, and become exercisable in two cumulative installments of fifty percent of the number of shares with respect to which the option was initially granted on each of the first and second anniversaries of the grant date, except that all options held by a director, which are unexercisable on the date the director retires at or after age 72, will become fully exercisable on the date of such retirement.
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
      The Compensation Discussion and Analysis (“CD&A”) provides an overview and analysis of the Company’s compensation programs. Later in this proxy statement under the heading “Additional Information Regarding Executive Compensation” is a series of tables containing additional information about the compensation for the following individuals, whom the Company refers to as named executive officers, or NEOs, of the Company:

•	Dean A. Scarborough, President and Chief Executive Officer

•	Daniel R. O’Bryant, Executive Vice President, Finance and Chief Financial Officer (“CFO”)

•	Robert G. van Schoonenberg, Executive Vice President, General Counsel and Secretary

•	Christian A. Simcic, Group Vice President, Roll Materials

•	Robert M. Malchione, Senior Vice President, Corporate Strategy and Technology
      The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within the Company’s overall compensation program.
COMPENSATION PHILOSOPHY AND OBJECTIVES
      The Board of Avery Dennison believes that hiring and retaining effective leaders and providing appropriate incentives for executives are essential to the Company’s success in the marketplace and to creating an attractive investment for stockholders. The Compensation Committee of the Board has responsibility for establishing and implementing the Company’s executive compensation program.
      The Compensation Committee has established a compensation strategy and supporting plans that tie a significant portion of executive compensation to the Company’s success in meeting specified performance goals and to the appreciation in the Company’s stock price. The objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company’s near-, mid- and long-term goals, to link the interests of executives and stockholders through equity-based plans and to provide a compensation program that recognizes individual contributions, as well as overall business results.

ROLE OF COMPENSATION COMMITTEE & EXECUTIVE OFFICERS
      The Compensation Committee is appointed by the Board to manage the Board’s responsibilities relating to the compensation of the Company’s directors, CEO and other executive officers, including NEOs.
      The Compensation Committee’s major responsibilities are to:

1. Review and approve Company goals and objectives related to CEO compensation annually, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s overall compensation level based on this evaluation. In determining the incentive components of CEO compensation, the Compensation Committee considers the Company’s performance and strategic direction and the value of similar incentive awards to CEOs at companies of similar size.

2. Review and approve the annual base salary increases and annual bonus awards of the other executive officers, as well as long-term cash and equity-based incentive awards. In addition, the Compensation Committee provides periodic reports and makes recommendations to the Board on the Company’s compensation programs for other executive officers. The Compensation Committee also reviews and approves employment agreements, special or supplemental compensation and benefits for the CEO and other executive officers, including supplemental retirement benefits and perquisites.

3. Select and retain any compensation consultant used to assist the Compensation Committee in the evaluation of compensation for directors, the CEO and other executive officers. The Compensation Committee has sole authority to approve the consultant’s fees and other terms and conditions.

4. Conduct an annual evaluation of, and make periodic reports to, the Board on succession planning for the CEO and the CEO’s direct reports. To that end, the Compensation Committee meets annually to review and discuss succession planning for the CEO and other executive officers.

5. Review the Compensation Committee Charter annually and recommend any proposed changes to the Board for approval.
      The Compensation Committee has retained the services of Watson Wyatt Worldwide, an independent executive compensation consultant, to assist the Compensation Committee in determining the overall compensation program.
      The CEO makes compensation recommendations, including salary adjustments and incentive awards to the Compensation Committee, for other executive officers based on the CEO’s annual review of each officer’s individual performance. These recommendations are presented to the Compensation Committee for review and approval. The Compensation Committee may exercise its discretion in modifying recommended adjustments or awards to executives.
      The CEO and, in some cases, the CFO participate during portions of Compensation Committee meetings to:

•	review and recommend performance objectives and goals for the annual bonus and long-term incentive plans

•	review performance against goals for the annual bonus and long-term incentive plans

•	review changes to executive compensation programs
SETTING EXECUTIVE COMPENSATION
      The Compensation Committee has established a total direct compensation positioning strategy for executive officers at the 65th percentile of companies similar in size, global scope and complexity with which the Company may compete for executive talent. “Total direct compensation” is base salary plus annual bonus (based on market reference) and annual long-term incentive opportunities (includes cash, stock options and restricted stock units). The Compensation Committee believes this positioning is appropriate given the Company’s business portfolio mix, product diversity and the global nature of the Company’s operations, which require its executives to have a wide range of business leadership experiences and skills. Although a majority of the Company’s executives are promoted from within, when executive talent is hired externally, the Company typically recruits from larger global companies. Although the Compensation Committee targets total direct compensation at the 65th percentile on an aggregate basis, some executives may be paid above the 65th percentile, while others may be paid below the 65th percentile for a variety of reasons, including tenure in the position, experience and individual performance.
COMPENSATION BENCHMARKING AND PEER GROUPS
      The Company uses different peer groups for different benchmarking comparisons, as follows:

•	Executive officer compensation: broad cross section of large U.S.-based companies to reflect similarly broad talent market, as provided in executive compensation surveys, adjusted for entity size. Each year, the Company reviews surveys prepared by independent third parties to understand the compensation practices of publicly-traded companies and to assess the Company’s competitiveness. In 2006, primary survey sources were Hewitt Associates and Towers Perrin executive compensation surveys.

•	Long-Term Incentive Plan (“LTIP”) award determination: the Company’s relative total shareholder return (“TSR”) compared to other companies in the S&P 500 index.

•	Restricted Stock Units (“RSUs”) performance vesting determination: relative annual return on total capital (“ROTC”) compared to a market basket of peer companies consisting of 50 publicly-traded U.S. companies selected on the basis of market diversity, international focus and investment, market volatility, and product line mix.
      The Company’s market basket of peer group companies is comprised of Air Products & Chemicals Inc., ArvinMeritor Inc., Baker-Hughes, Inc., Ball Corporation, Bemis Company, Inc., Black & Decker Corporation, Bowater Inc., Cabot Corporation, Crane Company, Crown Holdings Inc., Cummins Inc., Dana Corporation, Danaher Corporation, Dover Corporation, Eaton Corporation, Ecolab Inc., Ferro Corporation, FMC Corporation, H. B. Fuller Company, The B. F. Goodrich Company, W. R. Grace & Company, Harley-Davidson Inc., Harris Corporation, Harsco Corporation, Hercules Inc., Illinois Tool Works Inc., Ingersoll-Rand Company, MASCO Corporation, MeadWestvaco Corporation, NACCO Industries, Newell Rubbermaid Inc., Olin Corporation, PACCAR Inc., Parker-Hannifin Corporation, Pentair Inc., Pitney Bowes Inc., PolyOne Corporation, Potlatch Corporation, P.P.G. Industries Inc., Sequa Corporation, The Sherwin-Williams Company, Smurfit-Stone Container Corporation, Snap-On Inc., Sonoco Products Company, The Stanley Works, Tecumseh Products Company, Temple-Inland Inc., Thermo Electron Corporation, Thomas & Betts Corporation, and Timken Company.
KEY COMPONENTS OF COMPENSATION PROGRAM
      The key components of the Company’s executive compensation program are:

•	base salary

•	performance-based compensation

•	benefits

•	perquisites
      For the Company’s executive officers, the largest component of total direct compensation is performance-based. To motivate the Company’s executives, the Compensation Committee allocates compensation between cash and equity compensation based on its assessment of the Company’s compensation program and the competitive practices of other public companies. Further, the Compensation Committee considers the Company’s business portfolio to provide appropriate linkage of incentives to the Company’s objectives. Accordingly, the Company’s compensation programs include near- and mid-term cash incentives and two types of equity awards (stock options and RSUs).

      For fiscal year 2006, approximately 80% and 75%, respectively, of Mr. Scarborough’s and the other NEO’s total direct compensation consisted of performance-based variable elements. Moreover, for fiscal year 2006, approximately 40% and 35%, respectively, of Mr. Scarborough’s and the other NEO’s average total direct compensation consisted of equity compensation.
Base Salary
      Base salary provides executives with a base level of monthly income and compensates them for services rendered during the fiscal year reflecting:

•	the responsibilities of the position

•	the experience and performance of the individual

•	the Company’s or business group’s financial results

•	other objectives, including leadership development, environmental health and safety, Company values and operating principles, and employee relations

•	internal equity

•	the competition for executive talent

•	the projected annual base salary increases for executives based on salary surveys
      The Compensation Committee uses data from compensation surveys to assist in establishing base salaries. In determining Mr. Scarborough’s base salary as President and Chief Executive Officer, the Compensation Committee considered the salary levels of chief executive officers from various compensation surveys. In May 2006, Mr. Scarborough’s salary of $825,000 was increased four percent to $858,000. For the other NEOs, 2006 salary increases ranged from three to five percent. In May 2007, Mr. Scarborough’s salary will be increased ten percent to $945,000, and the other NEOs will receive increases between three and four percent.
Performance-Based Compensation
      The Company structures its performance-based compensation programs to reward NEOs based on the Company’s performance, as well as the individual executive’s contributions. NEOs are awarded incentive compensation in the event certain Company, business group and individual performance measures are achieved.
      Performance-based compensation consists of the following:

•	Annual Bonus Plan

•	Long-Term Incentives
Annual Bonus Plan
      The annual bonus plan compensates NEOs based on the achievement of annual performance goals and enhances the NEO’s motivation to achieve above target results.
      Messrs. Scarborough, O’Bryant and van Schoonenberg are eligible for an annual cash bonus under the Company’s Senior Executive Leadership Compensation Plan (“SELCP”), which was approved by stockholders in April 2004 and is designed to comply with the requirements of Section 162(m) of the Internal Revenue Code (the “Code”). Mr. Malchione has been added to the SELCP for 2007. Under the SELCP, a participant’s target award opportunity is 150% of base salary at the end of the fiscal year and the maximum award is 225% of base salary. For 2006, payments under the SELCP were based equally on ROTC and earnings per share (“EPS”). The Compensation Committee has the discretion to decrease but not increase awards calculated under the SELCP. As part of this process, the Compensation Committee also uses a market reference bonus opportunity consistent with the Company’s total direct compensation positioning strategy (100% of base salary for Mr. Scarborough and 60% for Messrs. van Schoonenberg and O’Bryant, based on their salaries at the end of the fiscal year).

      The Company’s other NEOs are eligible for an annual cash bonus under the Company’s Executive Leadership Compensation Plan (“ELCP”). In 2006, Mr. Simcic was responsible for a business group. His performance objectives also included sales (25%), net income (50%), and economic value-added (“EVA”) (25%) for the group. Under both the SELCP and ELCP (collectively referred to as “Bonus Plans”), Company performance objectives are established by the Compensation Committee within the first 90 days of each year at threshold, target and maximum payout levels. Under the ELCP, the target award opportunity for Mr. Simcic and Mr. Malchione is 55% of base salary at the end of the fiscal year, and the maximum award is 121% of base salary. The Compensation Committee has the discretion to increase or decrease awards for ELCP participants.
      The following formula is used for calculating the annual bonus award (using a market reference bonus opportunity):
Salary at year-end × Bonus Opportunity % × Financial Modifier × Individual Modifier = Bonus Award
      Financial Modifier: The amounts payable under the Company’s Bonus Plans are based on the performance of either the Company and/or business group for which the executive officers have responsibility. The performance is converted into a financial modifier based on the performance achieved and weighting of the selected performance goals. So that executive officers receive bonus awards that are based on Company performance, and to give management incentive to take necessary actions to provide for long-term value creation, the Compensation Committee may modify performance-based bonus awards based on adjustment factors that the Compensation Committee establishes within the first 90 days of the fiscal year.
      In 2006, the Company exceeded its target goals (EPS and ROTC, which were weighted equally). See the table and narrative below for the Company’s results against the goals:
Company Annual Bonus
2006 Performance Objectives and Goals

	EPS	ROTC

Threshold (50% payout)	$3.02	12.5%
Target (100% payout)	$3.77	15.6%
Maximum (200% payout)	$3.95	16.4%
      To determine the financial modifier for the 2006 annual bonus awards, the Compensation Committee approved the following adjustments to reported 2006 results:
2006 Annual Bonus
Financial Modifier

			Financial
	EPS	ROTC	Modifier

Target	$3.77	15.6%	100%
As Reported	$3.66	15.6%	96%
Adjustment Factors:
Divestitures	$(0.16)	(0.6)%
Acquisition Integration	$0.08	0.3%
Accounting Changes	$—	(0.1)%
Restructuring	$0.20	0.7%

As Adjusted	$3.78	15.9%	118%
      Individual Modifier: NEOs have individual performance objectives that are designed to improve the Company’s performance. Individual objectives may include leadership development, environmental health and safety, Company values and operating principles and employee relations. Achievement of individual objectives is evaluated and translated into an individual modifier, which can range from 0% to 110%, based on individual performance.
      In 2007, awards made under the Bonus Plans will be based on sales growth (25%), EPS (50%) and ROTC (25%). The bonus opportunities as a percentage of base salary for NEOs will remain the same as in 2006. The table below shows the possible 2007 bonus awards for NEOs at threshold, target and maximum, using market reference bonus opportunities.

	Threshold	Target	Maximum

Dean A. Scarborough	$472,500	$945,000	$2,079,000
Daniel R. O’Bryant	$167,940	$335,880	$738,936
Robert G. van Schoonenberg	$174,570	$349,140	$768,108
Christian A. Simcic	$142,918	$285,835	$628,837
Robert M. Malchione	$131,753	$263,505	$579,711
Long-Term Incentives
      The Company’s long-term incentives consist of the following:

•	Long-Term Incentive Plan (“LTIP”) — cash awards

•	The Employee Stock Option and Incentive Plan (“Stock Plan”) — equity awards (stock options and RSUs)
      The Compensation Committee targets the following ratios for long-term incentives:

•	20% LTIP

•	60% stock options

•	20% RSUs
      LTIP: The objective of the LTIP is to focus executive attention on mid-term growth and profitability objectives of the Company and to reward participants on specific three-year goals. Company officers are eligible to earn a cash incentive award based on the financial and relative shareholder performance of the Company, and in some cases its business groups, over a three-year performance period. The LTIP target opportunities are 100% of base salary at the end of the cycle for Mr. Scarborough and 80% for the other NEOs. The maximum LTIP award is 200% of target opportunities. The LTIP was approved by the stockholders in April 2004.
      Participants are eligible to earn a cash incentive award after the end of each performance cycle (cycles begin every other year). The payment shown in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table following the CD&A is for the cycle that commenced in 2004 (2004-2006). A new cycle commenced in 2006 (2006-2008).
      Company performance objectives are determined by the Compensation Committee during the first 90 days of each cycle. Company goals are set at threshold (70% payout), target (100% payout) and maximum (200% payout). The Compensation Committee has the discretion to decrease awards calculated under the LTIP. In order for executives to receive LTIP awards that are based on Company performance and to give management incentive to take necessary actions to provide for mid-term value creation, the Compensation Committee may modify the performance-based LTIP awards based on adjustment factors that the Compensation Committee establishes in the first 90 days of the cycle.

      For the 2004-2006 cycle, the Company had the following performance objectives and goals, which were equally weighted:
Company LTIP
2004-2006 Performance Objectives and Goals

		3-Year	3-Year
	2006	Cumulative	Cumulative
	EPS	EVA(1)	TSR(2)(3)

Threshold (70% payout)	$2.86	$337.0	35th percentile
Target (100% payout)	$3.58	$421.0	50th percentile
Maximum (200% payout)	$3.84	$471.0	70th percentile

(1)	EVA is net operating profit after taxes minus a capital charge.

(2)	TSR is shareholder return on the Company’s stock, including the reinvestment of dividends.

(3)	The Company’s relative TSR compared to other companies in the S&P 500 index.
      To determine the achievement factor for the 2004-2006 LTIP awards, the Compensation Committee approved the following adjustments to the reported results:
2004-2006 LTIP
Achievement Factor

	2006	3-Year	3-Year	Achievement
	EPS	Cumulative EVA	TSR	Factor

Target	$3.58	$421.0	50.0%	100%
As Reported	$3.66	$331.6	36.6%	70%
Adjustment Factors:
Divestitures	$(0.19)	$47.3
Acquisitions	$(0.01)	$2.3
Acquisition Integration	$0.08	$36.5
Accounting Changes	$0.14	$12.6
Tax Regulation Changes	$—	$13.6

As Adjusted	$3.68	$443.9	36.6%	122%
      For the 2006-2008 LTIP cycle, the performance objectives and bonus opportunities are the same as the 2004-2006 cycle.
      Stock Plan: The Stock Plan provides for equity awards, including non-qualified stock options, stock appreciation rights, restricted stock, RSUs and dividend equivalents. This long-term incentive program is designed to:

•	enhance the link between the creation of stockholder value and long-term incentive compensation

•	provide an opportunity for increased equity ownership

•	maintain competitive levels of total direct compensation
      Equity awards to employees, including NEOs, are made under the Stock Plan, which was approved by stockholders in April 2005.
      Under the Stock Plan, all stock options are issued at fair market value (average of the high and low prices on the NYSE) on the date of the grant. Annual stock options are granted on the date of the Compensation Committee meeting at which awards are made.

      In 2005, the Compensation Committee approved the introduction of performance-vesting RSUs into the mix of long-term incentives. Performance-vesting RSUs, representing approximately twenty-five percent of the annual equity award value for the Company’s NEOs, were awarded in 2005 and 2006 as part of the annual equity award process. These RSUs may vest on the third, fourth, or fifth year following the year of the award, depending upon when the Company achieves its performance objective of reaching the 67th percentile of ROTC performance relative to the performance of its market basket of peer group companies. If the performance objective is not achieved by the end of the fifth year following the year of the award, the performance-vesting RSUs will be cancelled. Consequently, performance-vesting RSUs not only align executive compensation with stockholders’ gains, but also encourage executives to manage the Company’s total capital effectively. The Company has also awarded time-vesting grants of restricted stock and RSUs for retention and special recognition purposes in the past and expects to make similar awards in the future. Restricted stock and RSUs are awarded with dividend equivalents, which vest in the same manner as the underlying equity award.
      Annual stock option awards vest at a rate of 25% per year over the first four years of a ten-year option term. Through 2004, employees who participated in the LTIP were granted options that were eligible to vest in nine years and nine months subject to accelerated vesting after three years, if the Company achieved the 67th percentile of ROTC performance relative to the performance of its market basket of peer group companies.
      The size of a participant’s annual equity award is determined using a target opportunity formula (salary × equity modifier) as a guideline, which takes into account competitive compensation data using the compensation surveys previously described. Target equity modifiers are 120% for Mr. Malchione and Mr. Simcic, 130% for Mr. O’Bryant and Mr. van Schoonenberg and 190% for Mr. Scarborough. In the event of poor Company or individual performance, the Compensation Committee may elect not to award equity or to grant fewer options and/or RSUs than the target amount. Grants awarded may be higher than the target guideline and are based on an assessment of the executive’s performance over the course of the prior year, as well as an assessment of the executive’s potential for future contributions and achievement. The Company utilizes the Black-Scholes formula and a 30-day average stock price for the period ending two weeks before the Compensation Committee meeting at which awards are made for grant valuation purposes. For both stock option and RSU awards, the Compensation Committee takes into account that the Company pays a dividend to its stockholders.
      To align the NEOs with the interests of stockholders, the Compensation Committee believes that the NEOs should acquire and maintain equity interest in the Company. To achieve this objective, the Company has a stock ownership policy for NEOs to acquire and hold certain levels of stock ownership during his or her tenure with the Company.
      Targeted Levels of Stock Ownership(1) (to be achieved within five years of assuming the position):

•	CEO 4 × base salary

•	Other NEOs 2 × base salary

(1)	Defined as number of shares with a market value at year-end equivalent to the multiple of salary listed.
      Under the Stock Plan and the Charter of the Compensation Committee, the Compensation Committee has the authority to make equity awards to executive officers and other employees of the Company. The Compensation Committee reviews and approves the total annual pool of stock options and restricted stock units, as well as annual and special equity awards to executive officers, including the size of the awards and related terms and conditions. Annual equity awards are granted and dated as of the date of the Compensation Committee meeting at which the awards were made. The Compensation Committee has delegated the authority to the CEO to make equity awards for annual and special equity grants of stock options and RSUs to employees, other than executive officers. Following approval by the Compensation Committee or the CEO, as appropriate, special equity awards (other than those granted at the time of the annual grant) will be granted and dated on the first day of the next third, sixth, ninth, or twelfth calendar month (if the NYSE is closed on that date, then on the first day thereafter that the NYSE is open). Special equity grants (including those for new hires, promotions, retention, and special recognition) may have different vesting schedules depending on the purpose of the grant.

      Since 2002, the Compensation Committee has granted annual equity awards at the December Compensation Committee meeting. In the future, the Company will grant annual equity awards at its February Compensation Committee meeting (next annual grant, February 2008) in order to review and grant annual equity awards after the Company’s financial results have been reported and to align these grants with the executive’s performance and their merit increases and bonus awards.
Benefits
      The Company provides a benefit program for all eligible employees in the United States, including NEOs, to provide them with retirement, savings, health and welfare, and disability coverage.
Defined Benefit Retirement Plans
      The Company provides retirement benefits for all eligible employees, including NEOs, under the Retirement Plan for Employees of Avery Dennison Corporation (the “Avery Retirement Plan”) and/or the Dennison Retirement Plan (the “Dennison Retirement Plan”), collectively the “Qualified Retirement Plans.” The Company also provides the Benefit Restoration Plan (“BRP”) for eligible employees as described below.
      Benefits under the Qualified Retirement Plans are based on pensionable earnings, length of service, when benefits commence and how they are paid, and are currently calculated separately for each year of service. Employees vest in the Qualified Retirement Plans after five years of service.
      Employees who participated in the Avery Retirement Plan at any time from December 1, 1986 through November 30, 1997, may also have a benefit under the Stock Holding and Retirement Enhancement Plan of Avery Dennison Corporation (the “SHARE Plan”). In order to receive a maximized benefit under the Avery Retirement Plan, these employees have the option to transfer their SHARE Plan balance to the Avery Retirement Plan, which will be converted into an annual annuity and combined with the monthly benefit from the Avery Retirement Plan. If they choose not to transfer their SHARE Plan balance, they will receive a lump-sum payment from the SHARE Plan and a lesser benefit from the Avery Retirement Plan.
      Amounts payable under the Qualified Retirement Plans may be reduced in accordance with certain provisions, which, as applied to plan years beginning on or after December 1, 1994, currently limit the annual amount of compensation used to determine annual benefit accruals under the Qualified Retirement Plans to the first $220,000 of covered compensation as of December 31, 2006. In December 1994, the Company established the BRP to provide for the payment of supplemental retirement benefits to eligible employees, including the NEOs, whose benefits under the Qualified Retirement Plans are limited under the foregoing Code provisions. The BRP is a non-qualified excess benefit plan. Benefits are payable under the BRP in amounts equal to the amount by which a participant’s benefits, otherwise payable under the Qualified Retirement Plans, are reduced under applicable provisions of the Code.
      All NEOs currently have a benefit in at least one of the plans discussed above. Mr. Simcic began employment with the Company as a French citizen and participated in certain French pension plans for a period of time before he was added as a participant in the U.S. plans. Additional information related to Mr. Simcic’s French retirement benefit is discussed in the Pension Benefit table following the CD&A.
Defined Contribution Retirement Plan
      The Employee Savings Plan (the “401(k) Plan”) is a tax-qualified retirement savings plan that permits employees to defer the lesser of up to 25% of their annual salary and bonus or the limit prescribed by the Internal Revenue Service to the 401(k) Plan on a before-tax basis. The employees’ elective deferrals are immediately vested upon contribution to the 401(k) Plan. The Company currently makes matching contributions to the 401(k) Plan in an amount equal to fifty cents for each dollar a participant contributes up to a maximum of six percent of the participant’s annual salary and bonus contributed, subject to certain other Code limits. After three years of service, participants vest in the amounts contributed by the Company. Employees of the Company are immediately eligible to participate in the 401(k) Plan.

Supplemental Executive Retirement Plan
      The Supplemental Executive Retirement Plan (“SERP”) is designed to provide participants with additional incentives to further the Company’s growth and development, and as an inducement to remain with the Company. Participants designated by the Compensation Committee are offered benefits under this plan to supplement other retirement benefits. The Company believes that it is in the stockholders’ best interest to retain key executives in critical roles in order to provide continuity of leadership and to focus them on the Company’s long-term success. The Compensation Committee has designated Mr. Scarborough, Mr. van Schoonenberg and Mr. O’Bryant as participants in this plan. Benefits will commence upon retirement at a benefit level that, when added to the benefits to which they will be entitled from the Qualified Retirement Plans, the BRP, the SHARE Plan at the time of retirement (assuming retirement at age 65), Company contributions (plus interest) to the 401(k) Plan and the deferred compensation plans, and Social Security payment, will equal 62.5 percent for Mr. Scarborough, 57.5 percent for Mr. van Schoonenberg and 52.5 percent for Mr. O’Bryant of their respective final average compensation (annual average of their salary for the three highest twelve month periods out of their last sixty months of employment with the Company plus the average of their three highest earned annual bonuses during their last sixty months of employment with the Company). Survivor and disability benefits are also payable under the SERP under certain circumstances.
Deferred Compensation
      NEOs are eligible to defer from 2% to 50% of their base salary and bonus to the 2005 Executive Variable Deferred Retirement Plan (“EVDRP”), which is a non-qualified plan. Deferrals are 100% vested. This plan provides NEOs and other employees with a long-term capital accumulation opportunity. The EVDRP provides a number of investment opportunities, including fixed income and mutual fund alternatives. The EVDRP is designed to comply with section 409A of the Code. Certain NEOs also participated in prior deferred compensation plans that are no longer available for new deferrals.
      The Company makes an annual contribution to each NEO’s deferred compensation account equal to three percent of cash compensation (salary and annual bonus) in excess of the 401(k) Plan limit. This contribution is added to their deferred compensation account at the end of each plan year as long as the NEO has contributed at least six percent into the 401(k) Plan during the same plan year and is employed by the Company at year-end. This benefit is designed to supplement pre-tax 401(k) contributions that are limited for certain executives (by the Code). Starting with the 2007 plan year, the Company will provide all employees eligible for the deferred compensation program a Company match up to the Code and Company 401(k) Plan limits.
Retiree Medical
      Retirees, including NEOs, may be eligible for medical coverage until they are eligible for Medicare provided they meet the following criteria: elect to retire immediately following separation from the Company; receive a pension benefit from the Avery Retirement Plan and/or the Associate Plan Retirement Plan for Employees of Avery Dennison Corporation (a component of the Dennison Retirement Plan); and are age 55 or older with 15 or more years of service. For employees who are at least age 60 and have 20 years of service, cost for this coverage is shared by the Company and the retiree.
Medical Insurance
      All NEOs contribute to, and participate in, medical plans available to employees. In addition, the Company provides each NEO, the NEO’s spouse and dependent children, with supplemental medical coverage, which reimburses the NEOs for medical costs not covered under the basic medical plan. Mr. Scarborough has reimbursement coverage up to $30,000 per year for himself and for each covered family member, and the other NEOs have coverage up to $20,000 per year for themselves and for each covered family member.

Dental Insurance
      All NEOs contribute to, and participate in, dental plans available to employees. In addition, the Company provides each NEO, the NEO’s spouse and dependent children, supplemental dental coverage, which reimburses the NEOs for dental costs not covered under the basic dental plan. Mr. Scarborough has reimbursement coverage up to $2,000 per year for himself and for each covered family member, and the other NEOs have coverage up to $1,500 per year for themselves and for each covered family member. This benefit includes orthodontia coverage ($4,000 lifetime maximum) for dependents up to age 19.
Life Insurance
      The Company provides $50,000 in life insurance for all employees including NEOs. In addition, the Company provides each NEO supplemental life insurance equal to three times his/her base salary less $50,000 (which is covered under the Company’s basic plan) up to a maximum coverage of $700,000.
Employment Agreements
      On August 1, 1997, the Company entered into an agreement with Mr. Scarborough, which was amended on May 1, 2005, to reflect his promotion to President and Chief Executive Officer, providing that, if his employment is terminated for any reason other than for cause, death, disability, or voluntary resignation without good reason (as such terms are defined in the agreement), he (i) would receive a payment equivalent to a pro-rated annual bonus for the year of termination; (ii) would receive salary and bonus (based on his highest combined annual base salary plus bonus in any of the three previous years) for one year before a change of control and three years after a change of control (the “severance period”); (iii) would receive additional retirement and supplemental retirement benefits that would have accrued during the severance period; (iv) would continue to participate in benefit plans (including medical, dental, and life insurance) during the severance period (but reduced to the extent such benefits are provided by another employer); (v) would receive additional age and service credit under a deferred compensation plan following termination during the severance period (or the minimum age and service credit required for early retirement benefits and the retirement interest rate); and (vi) if such termination occurs after a change of control, the Company would pay for outplacement services not to exceed $50,000. Benefits and amounts to which Mr. Scarborough would be entitled under the agreement would be reduced to the extent of any benefits and earned income from any new employment or services performed during the severance period. Mr. Scarborough would be reimbursed for any excise taxes that are imposed under Section 4999 of the Code.
      On September 1, 2000, the Company entered into an agreement with Mr. Malchione; on January 2, 2001, the Company entered into an agreement with Mr. O’Bryant; and on January 1, 2002, the Company entered into an agreement with Mr. Simcic. These agreements are substantially the same as Mr. Scarborough’s, including the change of control provisions described above.
      On March 16, 1996, the Company entered into an agreement with Mr. van Schoonenberg providing that, if his employment with the Company is terminated for any reason other than for death, disability, cause, or voluntary resignation without good reason (as such terms are defined in the agreement), he would receive a payment equivalent to two years salary and bonus, continue to participate in benefit and incentive plans for a two-year period, his unvested options will be vested; in the event of such termination within two years of a change of control, he will receive a payment equal to three times salary and bonus, payment for LTIP and reimbursement for any excise taxes.
      On March 31, 2005, the Company entered into a retention agreement with Mr. O’Bryant under which he will remain employed by the Company in his present position and the Company (i) contributed $1 million on April 1, 2005 to Mr. O’Bryant’s deferred compensation account, which contribution (and any earnings thereon) will vest at age 55; (ii) granted to him 30,000 shares of restricted stock, which will vest in two equal installments on April 1, 2009 and August 14, 2012; and (iii) during the period 2005-2011, agreed to grant to him incremental options each year equal to $180,000 divided by the Black-Scholes value of the Company’s stock used at the time of the annual stock option grant, with such options to vest under the same terms as other annual options granted to Mr. O’Bryant. These benefits vest upon death or disability, involuntary (not for cause) termination, good reason termination, or a change of control.
Perquisites
      The Company provides NEOs with perquisites to attract and retain executives. The Compensation Committee periodically reviews the perquisites provided to NEOs.
Annual Physical
      Each NEO is required to have an annual physical provided at the Company’s cost. The results are confidential between the physician and the NEO.
Car Program
      The Company is transitioning its car program for executives, including NEOs, from a lease program to monthly allowance program. Under the lease program, the Company pays a pre-established lease payment amount, as well as insurance and maintenance costs. Under the allowance program, the Company provides each NEO with a monthly allowance. The executive is responsible for leasing or purchasing his or her own vehicle, as well as for paying insurance and maintenance costs. The monthly allowances for NEOs range from $1,550 to $2,000.
Airline Clubs
      Each NEO may participate in two airline clubs to use when traveling. The Company reimburses the NEOs for the cost.
Airline Travel
      For business travel, Executive Vice Presidents and the President and CEO may travel first class on domestic and international flights. All other officers may travel first class on domestic flights and business class on international flights.
Other Clubs
      Each NEO is entitled to enroll in one health club and the Company pays for the monthly dues. In addition, certain NEOs are entitled to the payment of monthly dues for business and country club memberships.
Financial Counseling
      The Company provides the NEOs an annual reimbursement amount for financial counseling that ranges from $15,000 to $25,000.
Home Computer
      The Company provides each NEO with a home computer and related equipment.
TAX AND ACCOUNTING IMPLICATIONS
Deductibility of Executive Compensation
      With its performance-based compensation programs, the Company aims to compensate the NEOs in a manner that is tax effective for the Company.
      Under the 1993 Omnibus Budget Reconciliation Act (“OBRA”) and Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total compensation for certain executive officers exceeds $1 million in any one year, except for compensation payments that qualify as “performance-

based.” To qualify as “performance-based,” compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by the Compensation Committee. In addition, the material terms of the plan must be disclosed to and approved by the stockholders and the Compensation Committee must certify that the performance goals were achieved before payments can be made. The Compensation Committee has designed certain of the Company’s compensation programs to conform with Section 162(m) of the Code and related regulations so that total compensation paid to any employee covered by Section 162(m) generally should not exceed $1 million in any one year, except for compensation payments that qualify as “performance-based.” However, the Company may pay compensation that is not deductible in certain circumstances.
Non-Qualified Deferred Compensation
      On October 22, 2004, the American Jobs Creation Act of 2004 was adopted, which changed the tax rules applicable to non-qualified deferred compensation arrangements. Although the final regulations have not yet become effective, the Company believes it is operating in good faith compliance with the statutory provisions that were effective January 1, 2005.
Accounting for Stock-Based Compensation
      Beginning January 1, 2006, the Company began accounting for stock-based compensation awards under the provisions of SFAS 123(R).
COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEE REPORT
      The Compensation and Executive Personnel Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and this Proxy Statement.

David E.I. Pyott, Chairman Peter K. Barker Richard M. Ferry Julia A. Stewart
      The above Report of the Compensation and Executive Personnel Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION
Executive Compensation
      The following table and accompanying notes show, for the President and Chief Executive Officer, the Chief Financial Officer and the other three most highly compensated executive officers of the Company for 2006, the compensation earned by the NEOs or the compensation expense recognized by the Company during 2006.
SUMMARY COMPENSATION TABLE FOR 2006

						Change in
						Pension
					Non-Equity	Value and
			Stock	Option	Incentive Plan	NQDC	All Other
Name and Principal Position	Salary(1)	Bonus(2)	Awards(3)	Awards(4)	Compensation(5)	Earnings(6)	Compensation(7)	Total

Dean A. Scarborough	$847,000	—	$131,171	$1,036,809	$2,147,723	$1,015,864	$97,587	$5,276,154
President and Chief Executive Officer
Daniel R. O’Bryant	$531,789	—	$367,396	$487,724	$944,966	$335,021	$122,149	$2,789,045
Executive Vice President, Finance and Chief Financial Officer
Robert G. van Schoonenberg	$555,533	—	$325,636	$1,433,542	$987,112	$692,620	$75,499	$4,069,942
Executive Vice President, General Counsel and Secretary
Christian A. Simcic	$496,433	—	$50,412	$424,795	$831,048	$85,309	$50,447	$1,938,444
Group Vice President, Roll Materials
Robert M. Malchione	$460,567	—	$40,631	$408,941	$756,255	$85,123	$53,366	$1,804,883
Senior Vice President, Corporate Strategy and Technology

(1)	Amounts shown include amounts earned, but deferred at the election of these officers under the Employee Savings Plan, a qualified defined contribution plan under Section 401(k) of the Code.

(2)	Amounts earned under the Bonus Plans, which in previous years were reported in the Bonus column, are now reported in the Non-Equity Incentive Plan Compensation column.

(3)	Amounts shown do not reflect compensation actually received by the NEOs. Instead, the amounts shown are the compensation expense, without reduction for forfeitures, recognized by the Company as an expense in the 2006 Consolidated Statement of Income for restricted stock and RSU awards to NEOs, calculated in accordance with SFAS No. 123(R), and thus include amounts for awards granted in 2005 and 2006. This means that these numbers will be difficult to compare with information in prior proxy statements. Portions of awards over several years are included, and it is difficult to make comparisons between the NEOs, because of (i) retirement eligibility (Mr. van Schoonenberg is eligible for retirement and meets certain vesting criteria) and (ii) a prior year grant of restricted stock to Mr. O’Bryant (described in his retention agreement referred to in the CD&A) also influence accounting expense calculations under SFAS 123(R). For the value of awards made to the NEOs in 2006 (using the Black-Scholes option-pricing model), see the Grant Date Fair Value of Stock and Option Awards column in the Grants of Plan-Based Awards for 2006 table. During 2006, the NEOs did not realize any value based on vesting of stock awards; see the Value Realized on Vesting column in the Option Exercises and Stock Vested for 2006 table.

All RSUs for NEOs, except for a 2006 grant of 7,884 RSUs that cliff-vest in two years to Mr. van Schoonenberg, vest upon the Company’s achievement of an annual ROTC performance objective starting three years after award. If the performance objective is not achieved at the end of year three, four or five after the year in which the award was granted, the RSUs will be cancelled. Dividend equivalents are credited on RSUs in the form of additional RSUs, which are also restricted until the underlying RSUs vest. Mr. van Schoonenberg is eligible for retirement, and under the provisions of SFAS 123(R), RSUs (which are eligible to vest at retirement) granted to retirement-eligible employees are treated as though they immediately vest; as a result, the compensation expense related to such awards is included in the entire amount above.

Restricted stock and RSU awards were valued at the average of the high and low price for Company stock on the grant date, and the related expense for restricted stock is amortized over 7 years and 5 months (for Mr. O’Bryant), RSUs are amortized over a 36 month period (except for a 7,884 RSU grant to Mr. van Schoonenberg which is amortized over 24 months).

(4)	Amounts shown do not reflect compensation actually received by the NEOs. Instead, the amounts shown are the compensation expense, without reduction for forfeitures recognized by the Company as an expense in the 2006 Consolidated Statement of Income for stock option awards to NEOs, calculated in accordance with SFAS 123(R), and thus include amounts from awards granted in 2003, 2004, 2005 and 2006. This means that these numbers will be difficult to compare with information in prior proxy statements. Portions of awards over several years are included, and it is difficult to make comparisons between the NEOs because retirement eligibility also influences accounting expense calculations under SFAS 123(R) (Mr. van Schoonenberg is eligible for retirement and meets certain vesting criteria). For the value of awards made to the NEOs in 2006 (using the Black-Scholes option-pricing model), see the Grant Date Fair Value of Stock and Option Awards column in the Grants of Plan-Based Awards for 2006 table. For the values actually received by the NEOs during 2006, see the Value Realized on Exercise column in the Option Exercises and Stock Vested for 2006 table.

Stock option grants in 2005 and 2006 vest one-fourth each year over the four years following the grant date and expire after ten years. Stock option awards to NEOs prior to 2005 vest 100% at nine years and nine months or at an earlier time if certain performance objectives are met; however, for financial reporting purposes, the Company is amortizing the related compensation expense over a 3-year period. Mr. van Schoonenberg is eligible for retirement, and under the provisions of SFAS 123(R), options granted to retirement-eligible employees (that vest at retirement) are treated as though they immediately vest; as a result, the compensation expense related to these options is included in the amount above.

Stock option expense is the estimated fair value of options granted, amortized on a straight-line basis over the requisite service period. The fair value of stock option awards is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for expected dividend yield, expected volatility, risk-free interest rate and the expected life of the options. Estimate of forfeitures are not included in the calculation. The underlying assumptions used were as follows:

	2006	2005	2004	2003

Risk-free interest rate	4.74%	4.11%	3.86%	3.86%
Expected stock price volatility	22.51%	20.55%	19.81%	21.41%
Expected dividend yield	2.58%	2.67%	3.01%	2.59%
Expected option term	5.8 years	7 years	7 years	7 years

In connection with Mr. Scarborough’s promotion to CEO on May 2, 2005, he received a special stock option award for which the following assumptions were used: risk-free interest rate of 3.94%, expected stock price volatility of 21.00%, expected dividend yield of 2.479% and expected option term of 7 years.

(5)	Amounts include the annual bonuses earned under the Company’s Bonus Plans in 2006, but paid in 2007, and the LTIP bonus that was earned for the 2004-2006 cycle, but paid in 2007.

The following table provides the amounts earned as the 2006 Annual Bonus and the 2004-2006 cycle LTIP bonus:

Name	Annual Bonus	2004-2006 LTIP Bonus

Dean A. Scarborough	$1,100,000	$1,047,723
Daniel R. O’Bryant	$419,200	$525,766
Robert G. van Schoonenberg	$437,900	$549,212
Christian A. Simcic	$395,000	$436,048
Robert M. Malchione	$301,900	$454,355

(6)	Reflects the increase during 2006 in the actuarial present value of each NEO’s accumulated benefits under the Qualified Retirement Plans, French Pension Plans (as applicable) and SERP (as applicable), and, with respect to Mr. Scarborough and Mr. van Schoonenberg, above-market earnings earned in 2006 based on their participation in legacy deferred compensation plans* (which were frozen prior to 2006 and are no longer open for additional Company or executive contributions) of $5,028 and $177,709, respectively. These amounts are also reported in the Aggregate Earnings in Last Fiscal Year column of the Non-Qualified Deferred Compensation table below. Above-market earnings mean a crediting interest rate in excess of 120% of the applicable federal rate (“AFR”). For 2006, the AFR was 5.29%, and for 2006, the crediting rates were 11.53% for the Executive Deferred Compensation Plan (“EDCP”) and 6.51% for both the Executive Variable Deferred Compensation Plan (“EVDCP”) and the Executive Deferred Retirement Plan (“EDRP”).

During 2006, the Company changed its pension measurement date from November 30 to December 31 and has elected to annualize the change in pension value that occurred between November 30, 2005 and December 31, 2006 for this table.

*	Legacy plans: EDCP, EVDCP and EDRP. Mr. Scarborough participated in the EDRP, and Mr. van Schoonenberg participated in all three plans.

(7)	The following table describes the components of items for the All Other Compensation column in the Summary Compensation Table.
All Other Compensation for 2006

	Perquisites				Benefits

					Company
					Match	Company			Executive		Dividends
					Employee	Match	Excess		Long-		on
	Financial		Airline	Other	Savings	Deferred	Life	Medical/	Term	Executive	Restricted
Name	Planning	Automobile	Clubs	Clubs(1)	Plan	Comp.	Insurance	Dental	Disability	Physical	Stock(2)	Total

Dean A. Scarborough	—	$29,714	$775	$10,481	$6,383	$36,810	$1,932	$10,902	—	$590	—	$97,587
Daniel R. O’Bryant	$2,972	$24,000	—	$1,467	$6,450	$21,150	—	$15,742	$1,080	$703	$48,585	$122,149
Robert G. van Schoonenberg	$3,416	$21,081	$800	$1,771	$6,350	$23,850	—	$15,247	$1,080	$1,904	—	$75,499
Christian A. Simcic	$2,972	$12,336	$275	$825	$6,343	$18,255	$1,932	$6,089	—	$1,420	—	$50,447
Robert M. Malchione	$2,972	$12,592	$650	$900	$6,129	$18,459	—	$9,934	$1,080	$650	—	$53,366

(1)	Amounts include fitness, business and country club dues.

(2)	During 2006, Mr. O’Bryant received dividends on his unvested restricted stock in the form of additional restricted stock. On each dividend payment date, additional shares of restricted stock were credited to Mr. O’Bryant’s account. The number of shares of restricted stock to be credited is determined by dividing the dividend that would have been paid on the shares represented by the restricted stock in his account by the closing price of the Company’s common stock on the NYSE on the dividend payment dates. During 2006, 791 shares of restricted stock were credited to his account as a result of these dividends.

GRANTS OF PLAN-BASED AWARDS FOR 2006
      The following table provides information regarding grants of cash incentive, RSU and stock option awards made to the NEOs in 2006. The restricted stock unit and stock option awards in the table below are also reported in the Outstanding Equity Awards table.

										All Other
									All Other	Option
									Stock	Awards:
			Estimated Future Payouts Under						Awards:	Number	Exercise	Fair	Grant Date
			Non-Equity Incentive Plan			Estimated Future Payouts Under			Number	of	or Base	Market	Fair Value
			Awards(1)(2)			Equity Incentive Plan Awards			of Shares	Securities	Price of	Value on	of Stock
	Grant								of Stock	Underlying	Option	Date of	and Option
Name	Date		Threshold	Target	Maximum	Threshold	Target	Max.	or Units	Options	Awards	Grant	Awards(3)(4)

Dean A. Scarborough	02/22/06	(1)	$412,500	$825,000	$1,815,000	—	—	—	—	—	—	—	—
	02/22/06	(2)	$577,500	$825,000	$1,650,000	—	—	—	—	—	—	—	—
	12/07/06	(3)	—	—	—	—	—	—	6,500	—	$0.000	$67.795	$440,668
	12/07/06	(4)	—	—	—	—	—	—	—	100,000	$67.795	$67.795	$1,548,685
Daniel R. O’Bryant	02/22/06	(1)	$156,000	$312,000	$686,400	—	—	—	—	—	—	—	—
	02/22/06	(2)	$291,200	$416,000	$832,000	—	—	—	—	—	—	—	—
	12/07/06	(3)	—	—	—	—	—	—	2,286	—	$0.000	$67.795	$154,979
	12/07/06	(4)	—	—	—	—	—	—	—	48,955	$67.795	$67.795	$758,159
Robert G. van Schoonenberg	02/22/06	(1)	$162,660	$325,320	$715,704	—	—	—	—	—	—	—	—
	02/22/06	(2)	$303,632	$433,760	$867,520	—	—	—	—	—	—	—	—
	12/07/06	(3)	—	—	—	—	—	—	10,249	—	$0.000	$67.795	$694,831
	12/07/06	(4)	—	—	—	—	—	—	—	37,676	$67.795	$67.795	$583,483
Christian A. Simcic	02/22/06	(1)	$133,403	$266,805	$586,971	—	—	—	—	—	—	—	—
	02/22/06	(2)	$271,656	$388,080	$776,160	—	—	—	—	—	—	—	—
	12/07/06	(3)	—	—	—	—	—	—	1,971	—	$0.000	$67.795	$133,624
	12/07/06	(4)	—	—	—	—	—	—	—	31,397	$67.795	$67.795	$486,241
Robert M. Malchione	02/22/06	(1)	$124,163	$248,325	$546,315	—	—	—	—	—	—	—	—
	02/22/06	(2)	$252,840	$361,200	$722,400	—	—	—	—	—	—	—	—
	12/07/06	(3)	—	—	—	—	—	—	1,577	—	$0.000	$67.795	$106,913
	12/07/06	(4)	—	—	—	—	—	—	—	25,117	$67.795	$67.795	$388,983

(1)	These amounts represent the annual bonus opportunities (based on market reference) under the Bonus Plans for 2006, as described in the CD&A. Target bonuses (shown in the table above) were established by multiplying base salary at time of grant by the applicable percentage shown below. Actual amounts earned were determined and paid in March 2007 and are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Target Bonus
Name	(% of Annual Base Pay at Year-End)

Dean A. Scarborough	100%
Daniel R. O’Bryant	60%
Robert G. van Schoonenberg	60%
Christian A. Simcic	55%
Robert M. Malchione	55%

Payout levels range from 50% of the target amounts for threshold performance and up to 220% of the target amounts for maximum performance. Actual payouts were determined by the Compensation Committee in February of 2007, and are disclosed in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(2)	These amounts represent bonus opportunities for the 2006-2008 LTIP cycle, as described in the CD&A. Under the LTIP, NEOs may receive a cash award after the end of each three-year performance cycle (cycles begin every other year). The current three-year cycle commenced in 2006.

Target LTIP Awards
(% of Annual Base Pay at
Name	Cycle-End)

Dean A. Scarborough	100%
Daniel R. O’Bryant	80%
Robert G. van Schoonenberg	80%
Christian A. Simcic	80%
Robert M. Malchione	80%

Payout levels range from 70% of the target amounts for threshold performance and up to 200% of the target amounts for maximum performance. Actual payouts were determined by the Committee in February of 2007, and are disclosed in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(3)	Amounts represent fair market value of RSUs at time of grant (average of the high and low prices on the NYSE on the date of grant was $67.795).

(4)	Non-qualified stock options were granted at fair market value (average of the high and low prices on the NYSE on the date of grant was $67.795) for a term of ten years under the Stock Plan. Grant values are based on the Black-Scholes value calculated for financial statement reporting purposes in accordance with SFAS 123(R).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2006
      The following table provides summary information regarding the outstanding equity awards for the NEOs at December 31, 2006.

										Equity		Equity
										Incentive		Incentive
				Equity						Plan		Plan
				Incentive						Awards:		Awards:
				Plan			Number		Market	Number of		Market or
				Awards:			of		Value of	Unearned		Payout Value
	Number of	Number of		Number of			Shares or		Shares or	Shares,		of Unearned
	Securities	Securities		Securities			Units of		Units of	Units or		Shares, Units
	Underlying	Underlying		Underlying			Stock		Stock Held	Other		or Other
	Unexercised	Unexercised		Unexercised	Option	Option	Held That		that Have	Rights That		Rights That
	Options —	Options —		Unearned	Exercise	Expiration	Have Not		Not Yet	Have Not		Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Vested		Vested	Yet Vested		Yet Vested

Dean A. Scarborough	50,000	—		—	$38.31	09/25/07	—		—	—		—
	14,000	—		—	$43.38	12/04/07	—		—	—		—
	26,000	—		—	$45.19	12/03/08	—		—	—		—
	30,000	—		—	$53.13	09/23/09	—		—	—		—
	16,600	—		—	$59.16	12/02/09	—		—	—		—
	20,000	—		—	$64.91	04/27/10	—		—	—		—
	20,000	—		—	$54.03	12/07/10	—		—	—		—
	20,000	—		—	$50.72	12/07/10	—		—	—		—
	65,000	—		—	$55.71	12/06/11	—		—	—		—
	—	55,000	(1)	—	$62.87	12/05/12	—		—	—		—
	—	55,000	(2)	—	$55.55	12/04/13	—		—	—		—
	—	90,000	(3)	—	$59.19	12/02/14	—		—	—		—
	12,500	37,500	(4)	—	$52.08	05/02/15	—		—	—		—
	25,000	75,000	(4)	—	$59.47	12/01/15	—		—	—		—
	—	100,000	(4)	—	$67.80	12/07/16	—		—	—		—
	—	—		—	—	—	—		—	6,155	(5)	$418,103
	—	—		—	—	—	—		—	6,500	(6)	$441,545

Total	299,100	412,500								12,655		$859,648

Daniel R. O’Bryant	4,700	—		—	$43.38	12/04/07	—		—	—		—
	4,800	—		—	$45.19	12/03/08	—		—	—		—
	4,300	—		—	$59.16	12/02/09	—		—	—		—
	1,000	—		—	$59.16	12/02/09	—		—	—		—
	6,500	—		—	$54.03	12/07/10	—		—	—		—
	20,000	—		—	$50.72	12/07/10	—		—	—		—
	6,500	—		—	$50.72	12/07/10	—		—	—		—
	30,000	—		—	$55.71	12/06/11	—		—	—		—
	—	25,000	(1)	—	$62.87	12/05/12	—		—	—		—
	—	33,250	(2)	—	$55.55	12/04/13	—		—	—		—
	—	51,400	(3)	—	$59.19	12/02/14	—		—	—		—
	12,216	36,646	(4)	—	$59.47	12/01/15	—		—	—		—
	—	48,955	(4)	—	$67.80	12/07/16	—		—	—		—
	—	—		—	—	—	31,432	(7)	$2,135,226	—		—
	—	—		—	—	—	—		—	3,134	(5)	$212,884
	—	—		—	—	—	—		—	2,286	(6)	$155,288

Total	90,016	195,251					31,432		$2,135,226	5,420		$368,172

										Equity		Equity
										Incentive		Incentive
				Equity						Plan		Plan
				Incentive						Awards:		Awards:
				Plan			Number		Market	Number of		Market or
				Awards:			of		Value of	Unearned		Payout Value
	Number of	Number of		Number of			Shares or		Shares or	Shares,		of Unearned
	Securities	Securities		Securities			Units of		Units of	Units or		Shares, Units
	Underlying	Underlying		Underlying			Stock		Stock Held	Other		or Other
	Unexercised	Unexercised		Unexercised	Option	Option	Held That		that Have	Rights That		Rights That
	Options —	Options —		Unearned	Exercise	Expiration	Have Not		Not Yet	Have Not		Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Vested		Vested	Yet Vested		Yet Vested

Robert G. van Schoonenberg	16,643	—		—	$43.38	12/04/07	—		—	—		—
	27,000	—		—	$45.19	12/03/08	—		—	—		—
	16,600	—		—	$59.16	12/02/09	—		—	—		—
	11,750	—		—	$54.03	12/07/10	—		—	—		—
	11,750	—		—	$50.72	12/07/10	—		—	—		—
	35,000	—		—	$55.71	12/06/11	—		—	—		—
	—	35,000	(1)	—	$62.87	12/05/12	—		—	—		—
	—	38,950	(2)	—	$55.55	12/04/13	—		—	—		—
	—	57,000	(3)	—	$59.19	12/02/14	—		—	—		—
	9,890	29,670	(4)	—	$59.47	12/01/15	—		—	—		—
	—	37,676	(4)	—	$67.80	12/07/16	—		—	—		—
	—	—		—	—	—	—		—	2,538	(5)	$172,398
	—	—		—	—	—	—		—	2,365	(6)	$160,654
	—	—		—	—	—	7,884	(8)	$535,560	—		—

Total	128,633	198,296					7,884		$535,560	4,903		$333,052

Christian A. Simcic	712	—		—	$43.38	12/04/07	—		—	—		—
	12,000	—		—	$45.19	12/03/08	—		—	—		—
	8,500	—		—	$59.16	12/02/09	—		—	—		—
	3,500	—		—	$59.16	12/02/09	—		—	—		—
	11,250	—		—	$54.03	12/07/10	—		—	—		—
	11,250	—		—	$50.72	12/07/10	—		—	—		—
	50,000	—		—	$55.71	12/06/11	—		—	—		—
	—	30,000	(1)	—	$62.87	12/05/12	—		—	—		—
	—	33,250	(2)	—	$55.55	12/04/13	—		—	—		—
	—	45,500	(3)	—	$59.19	12/02/14	—		—	—		—
	9,420	28,257	(4)	—	$59.47	12/01/15	—		—	—		—
	—	31,397	(4)	—	$67.80	12/07/16	—		—	—		—
	—	—		—	—	—	—		—	2,417	(5)	$164,175
	—	—		—	—	—	—		—	1,971	(6)	$133,890

Total	106,632	168,404								4,388		$298,065

									Equity		Equity
									Incentive		Incentive
				Equity					Plan		Plan
				Incentive					Awards:		Awards:
				Plan			Number	Market	Number of		Market or
				Awards:			of	Value of	Unearned		Payout Value
	Number of	Number of		Number of			Shares or	Shares or	Shares,		of Unearned
	Securities	Securities		Securities			Units of	Units of	Units or		Shares, Units
	Underlying	Underlying		Underlying			Stock	Stock Held	Other		or Other
	Unexercised	Unexercised		Unexercised	Option	Option	Held That	that Have	Rights That		Rights That
	Options —	Options —		Unearned	Exercise	Expiration	Have Not	Not Yet	Have Not		Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Vested	Vested	Yet Vested		Yet Vested

Robert M. Malchione	50,000	—		—	$45.53	09/28/10	—	—	—		—
	9,150	—		—	$54.03	12/07/10	—	—	—		—
	9,150	—		—	$50.72	12/07/10	—	—	—		—
	35,000	—		—	$55.71	12/06/11	—	—	—		—
	25,000	25,000	(9)	—	$61.74	08/01/12	—	—	—		—
	—	25,000	(1)	—	$62.87	12/05/12	—	—	—		—
	—	33,250	(2)	—	$55.55	12/04/13	—	—	—		—
	—	48,000	(3)	—	$59.19	12/02/14	—	—	—		—
	7,595	22,782	(4)	—	$59.47	12/01/15	—	—	—		—
	—	25,117	(4)	—	$67.80	12/07/16	—	—	—		—
	—	—		—	—	—	—	—	1,949	(5)	$132,399
	—	—		—	—	—	—	—	1,577	(6)	$107,126

Total	135,895	179,149							3,526		$239,525

(1)	Cliff-vest 9 years and 9 months from grant date (September 5, 2012), but are eligible for vesting three years from the grant date if the Company meets certain performance requirements.

(2)	Cliff-vest 9 years and 9 months from grant date (September 4, 2013), but are eligible for vesting three years from the grant date if the Company meets certain performance requirements.

(3)	Cliff-vest 9 years and 9 months from grant date (September 2, 2014), but are eligible for vesting three years from the grant date if the Company meets certain performance requirements.

(4)	Vest in equal installments on the first four anniversaries of the grant date.

(5)	Vest after year three, four or five following the year of the award (2005), if the Company achieves a performance objective.

(6)	Vest after year three, four or five following the year of the award (2006), if the Company achieves a performance objective.

(7)	Vest in equal installments on April 1, 2009 and August 14, 2012.

(8)	Cliff-vests on December 7, 2008.

(9)	Vest in two equal installments on August 1, 2005 and August 1, 2008.
OPTION EXERCISES AND STOCK VESTED FOR 2006
      The following table provides summary information regarding stock options that were exercised in 2006 and the value realized on exercise.

	Option Awards(1)		Stock Awards

	Number of Shares			Value
	Acquired on	Value Realized	Number of Shares	Realized
	Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Dean A. Scarborough	24,000	$659,100	—	—
Daniel R. O’Bryant	—	—	—	—
Robert G. van Schoonenberg	27,557	$729,718	—	—
Christian A. Simcic	9,288	$193,237	—	—
Robert M. Malchione	—	—	—	—

(1)	The value realized equals the market value of the stock on the exercise date minus the exercise price of the options exercised. Amounts represent the value realized by the NEO upon the exercise of stock options granted in prior years. Options had exercise prices equal to the fair market value of the Company’s stock on the date the options were granted. Thus, the amounts realized upon exercise of the stock options resulted directly from appreciation in the Company’s stock price during the NEOs’ service to the Company.

PENSION BENEFITS FOR 2006
      The table below provides summary information regarding pension benefits for the NEOs under the listed pension plans.

		Number of	Present
		Years of	Value of	Payments
		Credited	Accumulated	During Last
Name	Plan Name	Service	Benefit(1)	Fiscal Year

Dean A. Scarborough	Avery Retirement Plan	22.83	$435,196	—
	Benefit Restoration Plan	12.08	$1,111,585	—
	Supplemental Executive Retirement Plan	1.67	$2,392,716	—

	Total		$3,939,497	—

Daniel R. O’Bryant	Avery Retirement Plan	15.25	$260,320	—
	Benefit Restoration Plan	11.08	$426,854	—
	Supplemental Executive Retirement Plan	2.00	$1,031,477	—

	Total		$1,718,651	—

Robert G. van Schoonenberg	Avery Retirement Plan	24.17	$624,433	—
	Dennison Retirement Plan	24.17	$167,306	—
	Benefit Restoration Plan	12.08	$1,288,901	—
	Supplemental Executive Retirement Plan	2.00	$1,112,743	—

	Total		$3,193,383	—

Christian A. Simcic	Dennison Retirement Plan	3.08	$60,494	—
	Benefit Restoration Plan	3.08	$159,139	—
	French Pension Plans(2)	11.00	$117,087	—

	Total		$336,720	—

Robert M. Malchione	Avery Retirement Plan	5.50	$28,890	—
	Dennison Retirement Plan	5.50	$77,524	—
	Benefit Restoration Plan	5.50	$246,540	—

	Total		$352,954	—

(1)	The “Present Value of Accumulated Benefit” for each NEO for each plan is the lump-sum value of the pension benefit earned as of December 31, 2006. The NEO’s annual pension benefit is assumed to commence on the earliest retirement age for which there is an unreduced benefit, which is age 62 for the Avery Retirement Plan, the Dennison Retirement Plan and the BRP; age 60 for the French Pension Plans; and age 65 for the SERP. The assumptions used to determine the lump-sum value are as follows:

•	Interest rate for present values: 5.9%

•	Assumed retirement age: age 62 for the Avery Retirement Plan, Dennison Retirement Plan, French Pension Plans and BRP; age 65 for SERP

•	Mortality: RP-2000 Combined Healthy Mortality Tables for males and females (post-retirement only).

•	Pre-retirement decrements: None

•	The Code pay limit was $220,000 and the maximum benefit was $175,000 for the Avery Retirement Plan and Dennison Retirement Plan combined, as of December 31, 2006

(2)	Mr. Simcic’s credited service for French Pension Plans ranges from 5 to 11 years
Qualified Retirement Plans
      The Company provides qualified retirement benefits for employees who are eligible participants under the Qualified Retirement Plans. Benefits under each of the Qualified Retirement Plans are based on compensation and are calculated separately for each year of applicable service using the formula 1.25 percent times compensation up to the breakpoint (currently $48,816, which is the average of the Social Security wage bases for the preceding 35 years) plus 1.75 percent times compensation in excess of the breakpoint. The results of the calculation for each year of service are added together to determine the annual single life annuity benefit under the Qualified Retirement Plans for an employee at normal retirement (age 65). The benefit is not subject to reductions for Social Security payments.
      The Avery Retirement Plan is a floor offset plan that coordinates the amount of retirement benefit payable to an eligible participant with the SHARE Plan. The total benefit payable to an eligible participant equals the greater of the value of the participant’s benefit from the Avery Retirement Plan or the value of the participant’s account in the SHARE Plan (“SHARE Account”). The Avery Retirement Plan generally pays benefits in the form of a lifetime annuity benefit, while the SHARE Plan generally pays benefits in the form of a lump-sum distribution. The amount paid from each plan depends on the election of each eligible participant. Upon termination of employment, each eligible participant may either elect to take a lump-sum distribution of his SHARE Account and have any remaining benefit paid from the Avery Retirement Plan, or to transfer a portion of his SHARE Account into the Avery Retirement Plan in order to receive a larger annuity benefit. The present value calculations shown above have been completed based on the assumption that each eligible NEO will elect to transfer his SHARE Account into the Avery Retirement Plan upon his retirement in order to receive his total benefit as a lifetime annuity under the Avery Retirement Plan.
      Eligible participants may earn benefits under one or both Qualified Retirement Plans during their career with the Company. However, an employee may not earn benefits under both plans at the same time. Employees hired after May 1, 2001 are eligible to participate in the Dennison Retirement Plan after completing one year of service. Employees hired before this date began earning benefits under the Avery Retirement Plan upon completion of one year of service. Periodically, certain participants in the Avery Retirement Plan will have their benefit in that plan frozen. At such time, the impacted individuals will begin earning benefits as new participants under the Dennison Retirement Plan. The total benefit that each eligible participant earns is the same, regardless of the plan or plans in which they earn these benefits.
      Eligible participants, who retire after reaching age 55 with at least 5 years of service, may elect to commence their benefits before reaching age 65. Benefits are payable without reduction after participants reach age 62. Prior to age 62, the plans require a 15 percent reduction in participants’ benefits for commencement at age 61, and an additional 5 percent reduction for each year participants elect to receive their benefit before reaching age 61 (but not earlier than age 55). As of December 31, 2006, Mr. van Schoonenberg was the only NEO who satisfied the age and service requirements needed to qualify for early retirement under the plans.
      Eligible participants may elect to receive their benefits in one of several different payment forms. All forms of payment available under the plan are payable in monthly payments over the lifetime of the participant. The amount of monthly benefit each eligible participant will receive from each of the forms of payment is adjusted based on the plans’ definition of actuarial equivalence.
      Compensation covered by the Qualified Retirement Plans includes both salary and bonus amounts. From time to time, the Company has elected to enhance the Qualified Retirement Plans’ benefit formula in order to better reflect the participants’ most recent earnings. The most recent enhancement occurred on December 1, 2004.

      Amounts payable under the Qualified Retirement Plans may be limited in accordance with certain Code provisions, as applied to plan years beginning on or after December 1, 1994. The annual amount of compensation used to determine annual benefit accruals under the Qualified Retirement Plans are limited to the first $220,000 of covered compensation as of December 31, 2006 and the annual pension benefit payable in 2006 under the Qualified Retirement Plans is limited to $175,000.
Benefit Restoration Plan
      The Company established the BRP in December 1994 to provide for the payment of supplemental retirement benefits to eligible participants, including each of the NEOs, whose benefits under the Qualified Retirement Plans are limited under the Code provisions referenced above. The BRP is an unfunded excess benefit plan, which is administered by the Company. Benefits are payable under the BRP in amounts equal to the amount by which a participant’s benefits otherwise payable under the Qualified Retirement Plans, with respect to periods from and after December 1, 1994, are reduced under the applicable provisions of the Code.
      Because the BRP is designed to mirror the Qualified Retirement Plans, the information concerning the BRP benefit formula, early retirement provisions, and optional payment forms is generally consistent with that of the Qualified Retirement Plans described above.
      Similar to the Qualified Retirement Plans, compensation covered by the BRP includes both salary and annual bonus amounts. The retirement benefits payable to the individuals listed above under the Qualified Retirement Plans and the BRP, taken together, will be based (for each year of service from and after December 1, 1994) on the sum of the salary and bonus amounts (including all deferred amounts), earned in each such year.
Supplemental Executive Retirement Plan
      The SERP, adopted in 1983, is designed to provide its participants with additional incentives to further the Company’s growth and development and as an inducement to remain in the Company’s service. Participants designated by the Compensation Committee are offered benefits under this plan to supplement other retirement benefits to which they may be entitled to at the time of their retirement. The Compensation Committee has designated Mr. Scarborough, Mr. van Schoonenberg and Mr. O’Bryant as participants in this plan. Benefits will commence upon retirement at a benefit level which, when added to the benefits to which they will be entitled from the Qualified Retirement Plans, the BRP and the SHARE Plan at the time of retirement, Company contributions to the 401(k) Plan and the deferred compensation plans and Social Security benefits, will equal 62.5 percent for Mr. Scarborough, 57.5 percent for Mr. van Schoonenberg and 52.5 percent for Mr. O’Bryant of their respective final average compensation (average of the highest 36 months of the last 60 months of base salary and annual bonuses paid immediately preceding retirement).
      No benefits will be provided under this plan to a participant who voluntarily terminates his employment before reaching his vesting age. The vesting ages for Mr. Scarborough, Mr. van Schoonenberg, and Mr. O’Bryant are 65, 62, and 55, respectively, and were determined based upon the target retention dates for each executive.
      If Mr. van Schoonenberg or Mr. O’Bryant elect to retire and begin receiving benefits after their respective vesting age, but before reaching age 65, their SERP benefit will be reduced in the same manner as described under the Qualified Retirement Plan, except that a 10% reduction will apply to any retirement commencing between ages 62 and 65.
      Similar to the Qualified Retirement Plans and the BRP, participants may elect to receive their SERP benefits in one of several different payment forms. All forms of payment available under the SERP are payable in monthly payments over the lifetime of the participant. The monthly benefit amount each eligible participant will receive from each plan will be adjusted based on the plan’s definition of actuarial equivalence.

NON-QUALIFIED DEFERRED COMPENSATION(1) FOR 2006
      The table below provides summary information regarding NQDC for the NEOs.

			Aggregate
	Executive	Registrant	Earnings	Aggregate
	Contribution in	Contributions in	in Last Fiscal	Withdrawals/	Aggregate Balance
Name	Last Fiscal Year	Last Fiscal Year(2)	Year(3)	Distributions	at 12/31/06

Dean A. Scarborough	—	$36,810	$448,609	—	$2,921,723
Daniel R. O’Bryant	—	$21,150	$228,434	—	$1,511,726
Robert G. van Schoonenberg	—	$23,850	$592,128	—	$5,305,239
Christian A. Simcic	—	$18,255	$145,244	—	$1,399,297
Robert M. Malchione	—	$18,459	$34,188	—	$242,974

(1)	Participants with balances in variable deferred compensation plans may choose from a group of funds selected by the Company ranging from money market and bond funds to index and other equity/mutual funds. Participants may make fund changes on a monthly basis via an on-line database provided by the plan administrator. The rate of return depends on the funds selected by the participant. Participants with balances in deferred compensation plans that have fixed rates of return selected by the Company may not make any changes.

(2)	Company contributions to the deferred compensation plans were reported in the Summary Compensation Table for previous years.

(3)	Of the amounts included in this column, $5,028 and $177,709 are also reported for Mr. Scarborough and Mr. van Schoonenberg, respectively, in the Change in Pension Value and NQDC Earnings column of the Summary Compensation Table.
      The Company makes an annual contribution to each NEO’s deferred compensation account equal to 3% of annual cash compensation (salary and annual bonus) in excess of the 401(k) Plan limit (these amounts are included in the Summary Compensation Table under the All Other Compensation column). Above-market earnings credited to Mr. Scarborough’s and Mr. van Schoonenberg’s accounts are included in the Summary Compensation Table under the Change in Pension Value and NQDC Earnings column. This contribution is added to each NEO’s deferred compensation account at the end of each plan year as long as the NEO has contributed at least 6% into the 401(k) Plan during the same plan year and is employed by the Company at year-end. This benefit is designed to supplement pre-tax 401(k) contributions that are limited for certain executives (by the Code).
      The EVDRP is the current deferred compensation plan. Under the EVDRP participants may defer up to 50% of their salary and bonus. Account earnings are based on a fixed rate and/or the performance of certain variable funds selected by the participant from bond and equity funds that are managed by an insurance company. At retirement (age 55 or later), participants can receive a lump-sum payment of their account balance or monthly payment for a period ranging from 10 to 20 years.

Potential Payments Upon Termination or Change of Control
      The following table provides information regarding potential benefits that may be made to the NEOs in the event of termination of employment as a result of the termination scenarios indicated below. The amounts shown in the table are estimates and assume that each NEO was terminated on December 29, 2006, and include estimated amounts that would be paid to the named executive upon the occurrence of a termination or change of control. The actual amounts that would be paid to the NEOs can only be determined at the time of the termination or change of control. NEOs would also be entitled to receive all amounts accrued and vested under the Company’s pension and savings programs and any deferred compensation plans in which they participate. These amounts would be determined and paid in accordance with the applicable plan, and are not included in the table because they are not severance payments.

		Termination Scenario

				Involuntary
				Termination	Involuntary	Termination
			Death or	or Good	Termination	on Change
Name	Benefit	Voluntary	Disability	Reason	for Cause	of Control	Retirement

Dean A. Scarborough	Severance Payment	—	—	$1,971,000	—	$5,913,000	—
	Unvested Stock Option Value	—	$2,989,000	—	—	$2,989,000	—
	Unvested Restricted Stock	—	$858,485	—	—	$858,485	—
	LTI Plan Payment	—	$286,000	—	—	$858,000	—
	Incremental Retirement
	Benefit Enhancement(1)	—	$2,392,716	$3,685,737	—	$5,811,537	—
	Deferred Comp. Benefit	—	$106,314	$106,314	—	$106,314	—
	Health and Welfare Benefits	—	—	$17,061	—	$51,184	—
	Perquisites	—	—	$167,500	—	$502,500	—
	Outplacement	—	—	$50,000	—	$50,000	—
	Excise Tax & Gross-Up	—	—	—	—	$8,516,303	—

	Total	—	$6,632,515	$5,997,612	—	$25,656,323	—

Daniel R. O’Bryant	Severance Payment	—	—	$1,037,067	—	$3,111,201	—
	Unvested Stock Option Value	—	$2,204,446	$900,000 (2)	—	$2,204,446	—
	Unvested Restricted Stock	—	$2,475,380	$2,107,800	—	$2,475,380	—
	LTI Plan Payment	—	$143,520	—	—	$430,560	—
	Incremental Retirement
	Benefit Enhancement(1)	—	$1,031,477	$1,084,584	—	$1,824,624	—
	Deferred Comp. Benefit	—	$1,322,298	$1,322,298	—	$1,322,298	—
	Health and Welfare Benefits	—	—	$20,075	—	$60,225	—
	Perquisites	—	—	$147,000	—	$441,000	—
	Outplacement	—	—	$50,000	—	$50,000	—
	Excise Tax & Gross-Up	—	—	—	—	$5,892,145	—

	Total	—	$7,177,121	$6,668,824	—	$17,811,879	—

		Termination Scenario

				Involuntary
				Termination	Involuntary	Termination
			Death or	or Good	Termination	on Change
Name	Benefit	Voluntary	Disability	Reason	for Cause	of Control	Retirement

Robert G. van Schoonenberg	Severance Payment	—	—	$3,355,235	—	$5,032,853	—
	Pro-rata Bonus Payment	—	—	$798,940	—	$798,940	—
	Unvested Stock Option Value	$1,414,011	$1,414,011	$1,414,011	—	$1,414,011	—
	Unvested Restricted Stock	$332,572	$868,132	$868,132	—	$868,132	—
	LTI Plan Payment	—	$149,920	$449,760	—	$899,520	—
	Incremental Retirement
	Benefit Enhancement(1)	—	$1,112,743	$3,155,633	—	$3,155,633	—
	Health and Welfare Benefits	—	$33,078	$33,078	—	$33,078	—
	Perquisites	—	$299,000	$299,000	—	$299,000	—
	Outplacement	—	—	—	—	$50,000	—
	Excise Tax & Gross-Up	—	—	—	—	$5,211,400	—

	Total	$1,746,583	$3,876,884	$10,373,789	—	$17,762,567	—

Christian A. Simcic	Severance Payment	—	—	$819,675	—	$2,459,025	—
	Unvested Stock Option Value	—	$1,204,769	—	—	$1,204,769	—
	Unvested Restricted Stock	—	$297,608	—	—	$297,608	—
	LTI Plan Payment	—	$133,893	$—	—	$401,680	—
	Incremental Retirement
	Benefit Enhancement(1)	—	—	$105,242	—	$377,444	—
	Deferred Comp. Benefit	—	$225,474	$225,474	—	$225,474	—
	Health and Welfare Benefits	—	—	$11,768	—	$35,304	—
	Perquisites	—	—	$134,600	—	$403,800	—
	Outplacement	—	—	$50,000	—	$50,000	—
	Excise Tax & Gross-Up	—	—	—	—	$2,549,847	—

	Total	—	$1,861,744	$1,346,759	—	$8,004,951	—

		Termination Scenario

				Involuntary
				Termination	Involuntary	Termination
			Death or	or Good	Termination	on Change
Name	Benefit	Voluntary	Disability	Reason	for Cause	of Control	Retirement

Robert M. Malchione	Severance Payment	—	—	$857,992	—	$2,573,976	—
	Unvested Stock Option
	Value	—	$1,308,886	—	—	$1,308,886	—
	Unvested Restricted Stock	—	$239,157	—	—	$239,157	—
	LTI Plan Payment	—	$124,027	$—	—	$372,080	—
	Incremental Retirement
	Benefit Enhancement(1)	—	—	$111,441	—	$395,664	—
	Health and Welfare Benefits	—	—	$19,878	—	$59,634	—
	Perquisites	—	—	$136,400	—	$409,200	—
	Outplacement	—	—	$50,000	—	$50,000	—
	Excise Tax & Gross-Up	—	—	—	—	$2,640,163	—

	Total	—	$1,672,070	$1,175,711	—	$8,048,760	—

(1)	Actuarial present value of the annuity enhancement.

(2)	Per Mr. O’Bryant’s retention agreement, in the event of death or disability, Mr. O’Bryant (or his beneficiary) would receive $180,000 per full year remaining on his retention agreement in lieu of foregone option awards. There are five full years remaining as of December 29, 2006 — resulting in a $900,000 amount.
     The following provides information regarding various termination scenarios other than a change of control:
      Severance

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), NEOs would receive a lump-sum payment equal to one times (two times in the case of Mr. van Schoonenberg) (i) the executive’s highest combined annual salary and annual bonus during the last three full fiscal years prior to the date of termination (in the case of Messrs. Scarborough, O’Bryant, Simcic, and Malchione), or (ii) the executive’s (a) base salary in effect on the date of the change of control and (b) the average of the greatest two out of the three most recent annual bonuses received by the executive, assuming the bonus were paid at maximum (in the case of Mr. van Schoonenberg).
      Pro-rata Bonus Payment

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. van Schoonenberg would receive a lump-sum payment for the current SELCP bonus based on maximum bonus payout.
      Stock Options

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. van Schoonenberg’s unvested options would vest upon termination. The value of this benefit is based on the excess of the closing price of the Company’s stock on December 29, 2006 over the exercise price of the options, multiplied by the number of options vesting upon a change of control. Mr. van Schoonenberg’s unvested stock options would vest because he is eligible for retirement.

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. O’Bryant would receive (in accordance with his retention agreement) $180,000 for each full fiscal year remaining on the agreement at the time of termination in lieu of foregone annual stock option awards.

•	In the event of an NEO’s death or disability, stock options would vest.

      Restricted Stock

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. van Schoonenberg’s RSUs would vest upon his termination. Mr. van Schoonenberg is eligible for retirement.

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), Mr. O’Bryant’s restricted stock would vest in accordance with his retention agreement.

•	In the event of an NEO’s death or disability, restricted stock and /or RSUs would vest.
      LTIP Payment

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control).

•	In the event of an NEO’s death or disability the 2006-2008 LTIP cycle would be pro-rated for the number of months an executive was employed during the cycle, and would be paid out assuming target performance.
      Retirement

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), NEOs would receive an additional retirement benefit equal to the difference between:

(a) the benefit payable to the NEO under the Company’s qualified, excess and supplemental defined benefit retirement plans assuming the NEO remained employed for an additional year (additional 2 years for Mr. van Schoonenberg), and

(b) the vested benefit earned by the NEO under the Company’s qualified, excess and supplemental defined benefit retirement plans, if any.

The benefit described would be considered fully vested regardless of the NEO’s actual age and service at such time. The benefit would be paid in a single lump-sum amount based on the applicable interest rate and mortality table used to determine lump-sum payments under the Company’s qualified defined benefit plans.

•	In the event of an NEO’s disability, benefits earned under the SERP would commence at the executive’s age 65, provided he is then living.
      Health and Welfare Benefits

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), NEOs would receive continued equivalent health and welfare (medical, dental, life insurance, and disability) benefits for a period of up to 12 months (24 months in the case of Mr. van Schoonenberg) after termination (with the executive bearing any portion of the cost the executive bore prior to a change of control); provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer. In the event of Mr. van Schoonenberg’s death or disability, he (or his family) would also receive the above described welfare benefits for up to 24 months.

      Perquisites

•	In the event of an involuntary (not for cause) termination, or a termination for good reason (unrelated to a change of control), NEOs would receive continued perquisite benefits (auto allowance, club dues, office and support staff) for a period of up to 12 months (24 months in the case of Mr. van Schoonenberg) after termination; provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer. Mr. van Schoonenberg would also receive the above described perquisite benefits for up to 24 months, if he were disabled.
      Retirement

•	Payments at the time of retirement are discussed in the Pension and Non-Qualified Deferred Compensation sections above.
The following provides information regarding a change of control scenario:
      Based on the employment agreements described in the CD&A, the NEOs would receive change of control severance benefits if (i) there were a change of control, and (ii) within 36 months following a change of control (in the case of Messrs. Scarborough, O’Bryant, Simcic, and Malchione) or 24 months following a change of control (in the case of Mr. van Schoonenberg), either the executive’s employment is terminated for reasons other than cause or the executive terminates his own employment for good reason (“a qualifying termination”). For these purposes, a change of control means:

•	Any person, entity or group acquires (directly or indirectly) 30% or more of the beneficial ownership of the Company’s outstanding stock or the combined voting power of the then-outstanding voting securities of the Company;

•	Individuals constituting the incumbent Board cease for any reason to constitute at least a majority of the Board;

•	A liquidation or dissolution of the Company or the sale of substantially all the assets of the Company; or

•	The consummation of a reorganization, merger or consolidation of the Company with any other company (other than, for example, a merger which would result in the voting stock of the Company outstanding immediately prior to the merger continuing to represent at least 60% of the voting power of the stock of the Company outstanding immediately after such merger).
      Assuming a change of control on December 29, 2006, and a qualifying termination, severance benefits would have been as follows:

•	A lump-sum payment equal to three times (i) the executive’s highest combined annual base salary and annual bonus during the last three full fiscal years (for the purposes of this severance calculation, 2006 is not considered a full fiscal year) prior to the date of termination (in the case of Messrs. Scarborough, O’Bryant, Simcic, and Malchione), or (ii) the executive’s (a) base salary in effect on the date of the change of control, and (b) the average of the greatest two out of the three most recent annual bonuses received by the executive, assuming the bonus were paid at maximum (in the case of Mr. van Schoonenberg).

•	A lump-sum payment for the current SELCP bonus based on maximum bonus payout (in the case of Mr. van Schoonenberg).

•	All stock options would vest upon a change of control, whether or not there is a qualifying termination. The value of this benefit is based on the excess of the closing price of the Company’s stock at year-end over the exercise price of the options, multiplied by the number of options vesting upon a change of control.

•	In the event of a change of control, the benefits under Mr. O’Bryant’s retention agreement would vest. In accordance with Mr. O’Bryant’s retention agreement, he would receive $180,000 for each full fiscal year remaining on the agreement at the time of termination in lieu of foregone annual stock option awards.

•	All restrictions applicable to restricted stock, RSUs, and associated dividend equivalents lapse following a change of control, whether or not there is a qualifying termination. The value of this benefit is the closing price of the Company’s stock multiplied by the number of shares vesting.

•	A lump-sum payment for the 2006-2008 LTIP cycle assuming target payout (in the case of Messrs. Scarborough, O’Bryant, Simcic, and Malchione) and assuming a maximum payout (in the case of Mr. van Schoonenberg).

•	Continued equivalent health and welfare benefits (medical, dental, life insurance, and disability) for a period of up to 36 months (24 months in the case of Mr. van Schoonenberg) after termination (with the executive bearing any portion of the cost the executive bore prior to a change of control), provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	Continued perquisite benefits (auto allowance, club dues, office and support staff) for a period of up to 36 months (24 months in the case of Mr. van Schoonenberg) after termination, provided, however, that such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	Outplacement assistance up to $50,000.

•	An additional retirement benefit equal to the difference between:

(a) the benefit payable to the NEOs under the Company’s qualified, excess and supplemental defined benefit retirement plans assuming the NEOs remained employed for an additional 3 years (an additional 2 years for Mr. van Schoonenberg), and

(b) the vested benefit earned by the NEOs under the Company’s qualified, excess and supplemental defined benefit retirement plans, if any.

The benefit described above would be considered fully vested regardless of the NEO’s actual age and service at such time. The benefit would be paid in a single lump-sum amount based on the applicable interest rate and mortality table used to determine lump-sum payments under the Company’s qualified defined benefit plans.

•	A gross-up payment to hold the NEOs harmless against the impact if any, of federal excise taxes imposed on the NEOs as a result of the payments contingent on a change of control.

—	A “gross-up” under IRC Section 280G is a contract provision under which the Company will pay the excise tax (and associated taxes) with respect to the payments received by the individual in the event of a change of control, such that the individual is left with the full, normally taxable amount of the benefit to which the individual is entitled. The excise tax amount is based on the Company’s estimate of the individual’s liability under IRC Sections 280G and 4999, assuming that a termination under a change of control occurred on December 29, 2006.
      In connection with any termination of employment, the Company will comply with Code Section 409A, which may require, for example, a delay in making certain payments to the NEOs.

EQUITY COMPENSATION PLAN INFORMATION
as of December 31, 2006

	Number of Securities		Number of Securities
	to be Issued Upon		Remaining Available for
	Exercise of	Weighted-Average	Future Issuance under
	Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
	and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	163,000	$58.32	228,000
	6,955,145	$60.08	2,455,303
Equity compensation plans not approved by security holders(2)	3,307,335	$55.18	—

Total	10,425,480	$58.47	2,683,303

(1)	There are two plans: the Company’s Director Equity Plan and the Stock Plan, respectively. Equity awards have included stock options for directors, and stock options, restricted stock, RSUs and dividend equivalents for employees.

(2)	The 1996 Stock Incentive Plan (“Stock Incentive Plan”) was amended and restated in December of 2002, to provide that no future stock options or other awards will be made after December 6, 2002, and options that have been granted may not be repriced (note that no previously granted options have ever been repriced).
      In general, the material features of the Stock Incentive Plan are similar to those in the Stock Plan, which was amended and restated and approved by the stockholders in April 2005. The Stock Incentive Plan was adopted by the Board in December 1996 and provided for grants of stock options, stock payments and other awards; however, only stock options, and stock payments issued in exchange for cash compensation at fair market value, were awarded. Options were granted at one hundred percent of fair market value on the grant date.
      Of the 3,307,335 options outstanding, 2,950,835 were exercisable as of December 31, 2006. The shares available under this Plan upon exercise of stock options, or issuance of stock payments, may be either previously unissued shares, issued shares that have been repurchased by the Company as treasury shares, or former treasury shares held in a grantor trust. This Plan provides for appropriate adjustments in the number and kind of shares subject to this Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations.
      Options granted under the Stock Incentive Plan were non-qualified stock options (“NQSOs”) and generally become exercisable in equal installments over four years after the grant date, except that, for employees who participate in the LTIP, options vest in nine years and nine months subject to accelerated vesting after three years, if the Company meets certain performance requirements. NQSOs were granted for a term of ten years.
      Under the Director Equity Plan, stock payments are authorized in the form of stock units as part of a deferred compensation arrangement as elected by directors instead of receiving fees or retainers, that would otherwise be payable to a director in cash. Dividend equivalents are credited in the form of stock units to the accounts of directors who participate in the DDECP, which represent the value of the dividends per share paid by the Company, calculated with reference to the number of stock units held by each director.
      Options and other awards granted under the Stock Plan provide that in the event of a “change of control” of the Company (as defined in the Plan or in an award agreement) all previously unexercisable options and awards become immediately exercisable. This Plan provides that the period of exercisability, following retirement, for options is (i) the full term of the option for the chief executive officer; (ii) the lesser of five years or the full term of the option for options granted to participants in the executive annual bonus plan or any successor plan; and (iii) the lesser of three years or the full-term of the option for all other optionees.

RELATED PARTY TRANSACTIONS
      Peter W. Mullin is the chairman, chief executive officer and a director of MC Insurance Services, Inc. (“MC”), Mullin Insurance Services, Inc. (“MINC”) and PWM Insurance Services, Inc. (“PWM”), executive compensation and benefit consultants and insurance agents. Mr. Mullin is also the majority stockholder of MC, MINC and PWM (collectively referred to as the “Mullin Companies”). During 2006, the Company paid premiums to insurance carriers for life insurance placed by MC, MINC and PWM in 2006 and prior years in connection with various Company employee benefit plans. The Mullin Companies have advised that in 2006, MC, MINC and PWM earned commissions from such insurance carriers in an aggregate amount of approximately $538,300 for the placement and renewal of this insurance, in which Mr. Mullin had direct and indirect interests of approximately $418,600, approximately 50% of which was allocated to and used by MC Insurance Agency Services, LLC and MullinTBG Insurance Agency Services, LLC (affiliates of MC) to administer benefit plans and provide benefit statements to participants under various Company employee benefit plans. The Mullin Companies own a minority interest in M Financial Holdings, Inc. (“MFH”). Substantially all of the life insurance policies, which the Company has placed through the Mullin Companies in 2006 and prior years, are issued by insurance carriers that participate in reinsurance agreements entered into between these insurance carriers and M Life Insurance Company (“M Life”), a wholly owned subsidiary of MFH. Reinsurance returns earned by M Life are determined annually by the insurance carriers and can be negative or positive, depending upon the results of M Life’s aggregate reinsurance pool, which consists of the insured lives reinsured by M Life. The Mullin Companies have advised that in 2006, they participated in net reinsurance gains (without risk of forfeiture) of M Life, of which approximately $287,600 of such gains were ascribed by M Life to the Company’s life insurance policies referred to above, and in which gains, Mr. Mullin had direct and indirect interests of approximately $193,000. In addition, the Mullin Companies have advised that in 2006, they also participated in net reinsurance gains of M Life that are subject to risk of forfeiture, of which approximately $623,400 of such gains were ascribed by M Life to the Company’s life insurance policies, and in which gains, Mr. Mullin had direct and indirect interests of approximately $435,400.
VOTING SHARES
      Stockholders of record, at the close of business on February 26, 2007, are entitled to notice of, and to vote at, the Annual Meeting. There were 106,550,039 shares of common stock of the Company outstanding on February 26, 2007.
Principal Stockholders
      Whenever in this proxy statement information is presented as to “beneficial ownership,” please note that such ownership indicates only that the person shown, directly or indirectly, has or shares with others the power to vote (or to direct the voting of) or the power to dispose of (or to direct the disposition of) such shares; such person may or may not have any economic interest in the shares. The reporting of information herein does not constitute an admission that any such person is, for the purpose of Section 13 or 16 of the 1934 Act, the “beneficial owner” of the shares shown herein.

      To the knowledge of the Company, the following were the only persons who, as of December 31, 2006, owned beneficially 5 percent or more of the outstanding common stock of the Company.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class

Avery Dennison Corporation
Employee Stock Benefit Trust (“ESBT”)	8,896,474	(1)	8.3%
Wachovia Bank, N.A., Trustee
Executive Services
One West 4th Street, NC 6251
Winston-Salem, NC 27101

Capital Research and Management Company	14,186,780	(2)	13.2%
333 South Hope Street
Los Angeles, CA 90071

(1)	The ESBT and Wachovia Bank, N.A., as Trustee, disclaim beneficial ownership of these shares.

(2)	Based on information contained in the Schedule 13G of Capital Research and Management Company for the period ending December 31, 2006. Capital Research and Management Company is an advisor, in accordance with Section 240.13d-1(b)(1)(ii)(E) of the 1934 Act.
      The 401(k) Plan, SHARE Plan and Qualified Retirement Plans (the “Plans”) together owned a total of 5,433,624 shares of Company common stock on December 31, 2006, or 5.1 percent of the common stock then outstanding. Although the Company is the Administrator of the Plans, each plan was established and is administered to achieve the different purposes for which it was created for the exclusive benefit of its participants, and employees participating in the Plans are entitled to vote all shares allocated to their accounts. Accordingly, such plans do not constitute a “group” within the meaning of Section 13(d) of the 1934 Act.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proxy Item 2)
      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) as Avery Dennison’s independent auditors for fiscal year 2007, and the Board urges stockholders to vote to ratify PwC’s appointment. Ratification of the selection of PwC by stockholders is not required by the Company’s Bylaws. However, as a matter of good corporate practice, the Board is submitting the selection of PwC for stockholder ratification. PwC has audited the Company’s financial statements since 1998. PwC has confirmed to Avery Dennison that PwC is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. See “Audit Committee Report” on page 44.
      Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.
Relationship with Independent Auditors
      PwC has served as Avery Dennison’s independent auditors since 1998, and was the Company’s independent auditor for the fiscal year ended December 30, 2006. Prior to 1998, Coopers & Lybrand, LLP, a predecessor firm of PwC, served as the Company’s independent auditor. As stated in Proxy Item 2, the Audit Committee of the Board has selected PwC to serve as the Company’s independent auditors for the fiscal year ending December 29, 2007.
      Audit services performed by PwC for fiscal 2006 consisted of the examination of the Company’s financial statements and services related to filings with the SEC and certain other non-audit services.

Fiscal 2006 Audit Firm Fee Summary
      During fiscal year 2006, the Company retained PwC to provide services in the following categories and amounts all of which were approved by the Audit Committee.
      Under the SEC’s final rule issued on January 28, 2003, “Strengthening the Commissions Requirements Regarding Auditor Independence,” in accordance with Section 208(a) of the Sarbanes-Oxley Act of 2002, the categorization of PwC services for fiscal 2006 and 2005 are as follows:

(In millions)	2006	2005

Audit Fees	$7.4	$6.8
Audit Related Fees	.2	.4
Tax Fees:
Compliance	2.3	3.3
Planning	1.4	1.4
Other Fees	—	—

Total Fees	$11.3	$11.9
      Audit services fees include fees for services performed to comply with the standards established by the Public Company Accounting Oversight Board (“PCAOB”), including the recurring audit of the Company’s consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of internal control over financial reporting. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.
      Audit-related fees include fees associated with assurance and related services traditionally performed by the independent auditor and that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, accounting consultations, consultations concerning financial accounting and reporting standards, general advice with implementation of SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. Audit-related fees also include audits of pension and other employee benefit plans, as well as the review of information systems and general internal controls unrelated to the audit of the financial statements.
      Tax fees relate to fees associated with tax compliance (preparation of original/amended tax returns, tax audits and transfer pricing) and tax planning (domestic and international tax planning, tax planning on restructurings, mergers and acquisitions).
      The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditor, and the fees paid to PwC in 2006 were pre-approved. These procedures include reviewing and approving a budget for audit and permitted non-audit services. The budget includes a description of, and an estimated amount for, audit services and for particular categories of non-audit services that are recurring in nature and therefore are anticipated at the time the budget is reviewed. Audit Committee pre-approval is required (i) if the estimated amount for a particular category of non-audit services will be substantially exceeded and (ii) to engage the independent auditor for any non-audit services not included in the budget. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee for services that were not included in the budget; these services are then reviewed at the next Audit Committee meeting. The Audit Committee considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, accounting systems, risk profile, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

The Audit Committee periodically monitors the services rendered and fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.
      The Audit Committee considers at least annually whether the provision of non-audit services by PwC is compatible with maintaining auditor independence.
Required Vote for Approval and Recommendation of the Board of Directors
      The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of PwC as the Company’s independent auditors for the current fiscal year, which ends on December 29, 2007.
Your Board of Directors recommends that you vote FOR approval of this proposal.

AUDIT COMMITTEE REPORT
      The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
      The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is composed of independent directors set forth below, each of whom meets the independence standards of the New York Stock Exchange. The Audit Committee has a written charter adopted by the Board of Directors, which is available at the Company’s Web site.
      Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and the representations made by management and the independent auditors.
      Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements for the year ended December 30, 2006, with management and the independent auditors, PricewaterhouseCoopers LLP (“PwC”). The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and Rule 2-07 of Regulation S-X, “Communication with Audit Committees.” The Company’s independent auditors have also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has discussed independence matters with the independent auditors and management, and, based on its discussion and review, the Audit Committee is satisfied that the provision of non-audit services, described above, is compatible with maintaining PwC’s independence.
      Based on the Audit Committee’s discussions with management and the independent auditors and on the Audit Committee’s review of the representations of management and the report of the independent auditors, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 30, 2006, filed with the Securities and Exchange Commission.

February 21, 2007	John T. Cardis, Chairman Peter K. Barker Kent Kresa

GENERAL
Stockholder Proposals
      Stockholder proposals for presentation at the annual meeting scheduled to be held on April 24, 2008, must be received at the Company’s principal executive offices on or before November 15, 2008. The Company’s Bylaws provide that stockholders desiring to nominate persons for election to the Board of Directors or to bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 60 to 90 days prior to the first anniversary of the preceding year’s annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, 60 to 90 days prior to such annual meeting or within 10 days after the public announcement of the date of such meeting is first made by the Company; or, if the number of directors to be elected to the Board of Directors is increased and the Company does not make a public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, within 10 days after such public announcement is first made by the Company (with respect to nominees for any newly created positions only)). Such notice must include (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act and Rule 14a-11 thereunder, (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) the name and record address, and class and number of shares owned beneficially and of record, of such stockholder and any such beneficial owner.
Annual Report
      The Company’s 2006 Annual Report to Stockholders is being mailed to all stockholders of record.
      ALL STOCKHOLDERS ARE URGED TO VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, OR TO COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY SOLICITATION/ VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Robert G. van Schoonenberg

Secretary
Dated: March 15, 2007

EXHIBIT A
AVERY DENNISON CORPORATION
BOARD OF DIRECTORS
INDEPENDENCE STANDARDS
An independent Director is one who the Board of Directors affirmatively determines has no material relationship with Avery Dennison (either directly or as a partner, shareholder or officer of an organization that has a relationship with Avery Dennison). The Board has adopted the following categorical standards to assist it in determining each Director’s independence. In the event that a Director has a business or other relationship that does not fit within the described standards and the Director is determined to be independent, the Board will disclose the basis for its determination in the Company’s annual proxy statements or otherwise at least annually.
A Director will be presumed to be independent if the Director:
1) has not been an employee of Avery Dennison for at least five years, other than in the capacity as a former interim Chairman or interim Chief Executive Officer;
2) has not, during the last three years, been affiliated with or employed by a present or former independent auditor of Avery Dennison or of any affiliate of Avery Dennison;
3) has not, during the last three years, been employed as an executive officer by a company for which an executive officer of Avery Dennison concurrently served as a member of such company’s compensation committee;
4) has no immediate family members (i.e., spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares the Director’s home) who did not satisfy the foregoing criteria during the last three years; provided, however, that with respect to the employment criteria, such Director’s immediate family member may have (i) been affiliated with or employed by a present or former auditor of Avery Dennison or of any affiliate of Avery Dennison other than in a professional capacity and (ii) served as an employee but not as an executive officer of Avery Dennison during such period;
5) has not received, and has no immediate family member who has received, during the last three years, more than $100,000 in any year in direct compensation from Avery Dennison (other than in his or her capacity as a member of the Board of Directors, or any committee of the Board or pension or other deferred compensation for prior services, provided that such compensation is not contingent in any way on continued service); provided, however, that compensation to such Director’s immediate family member as a non-executive employee shall not be considered in determining independence;
6) has not been during the last three years an executive officer or an employee, and has no immediate family member who during the last three years, has been an executive officer of a company that made payments to, or received payments from, Avery Dennison for property or services in any of the last three years in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;
7) has not been, and has no immediate family member who has been, an executive officer of a foundation, university, non-profit trust or other charitable organization, for which Avery Dennison and its respective trusts or foundations, account or accounted for more than 2% or $1 million, whichever is greater, of such charitable organizations’ consolidated gross revenues, in any of the last three years;
8) does not serve, and has no immediate family member who has served, as an executive officer or general partner of an entity that has received an investment from Avery Dennison or any of its subsidiaries, unless such investment is less than $1 million or 2% of such entity’s total invested capital, whichever is greater, in any of the last three years; and
9) is not otherwise disqualified by applicable Securities and Exchange Commission or New York Stock Exchange rules, regulations or listing standards.
In addition to the foregoing, a Director will be considered independent for purposes of serving on Avery Dennison’s Audit and Finance Committee only if the Director:
A) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from Avery Dennison or any subsidiary of Avery Dennison, other than in the Director’s capacity as a director or committee member or any pension or other deferred compensation for prior service, provided that such compensation is not contingent in any way on continued service; and
B) is not an “affiliated person” of Avery Dennison or any subsidiary of Avery Dennison as defined in Rule 10A-3 of the Securities Exchange Act of 1934.

EXHIBIT B
AVERY DENNISON CORPORATION
NON-EMPLOYEE DIRECTOR COMPENSATION SUMMARY(1)

Board members
Annual retainer for non-executive Chairman	$220,000
Annual retainer for other directors	$55,000
Meeting fees	$1,500
Annual stock payment (shares of Company stock)	750
Annual stock option grant (stock options)(1)	2,000
(new directors are granted 5,000 options when they join the Board)
Committee Chairman retainer
Audit Committee	$10,000
Compensation and Executive Personnel Committee	$10,000
Other Committees	$5,000
Committee meeting fees
Chairman	$2,000
Members	$1,500

(1)	Effective July 27, 2006

EXHIBIT C
AVERY DENNISON
STATEMENT OF STOCK OWNERSHIP POLICY
FOR OFFICERS AND DIRECTORS
      Avery Dennison believes that the ownership of Company stock is both a privilege and a responsibility that executive management should be encouraged to exercise. By holding a significant stake in the future of the Company, management demonstrates its commitment to the long-term profitability of the Corporation and better serves the interests of the Company and all of its shareholders.
      It is the policy of the Company that each officer and director should commit to achieving and maintaining a certain level of stock ownership, including stock purchased with employee contributions in the Employee Savings Plan, during tenure with the Company:

Officers/Directors	Target

Chief Executive Officer	400%(1)
Executive/ Senior Corporate Officers	200%(1)
Corporate Officers	2,000 shares
Certain Division Officers (VPs and Division Officers for the two largest economic value divisions)	2,000 shares
Staff Officers	1,000 shares
Division Officers (all others)	1,000 shares
Non-Employee Directors	Number of shares equal to 5 x annual Board retainer fee(2)
      Officers and directors should achieve and maintain these levels of ownership. Newly elected or appointed officers and directors should work toward achieving these levels of ownership over a three- to five-year period.
      The Company is mindful that each individual’s personal circumstances will affect progress toward the targeted levels of stock ownership. Officers who are unable to achieve or maintain the targeted level of ownership within the prescribed time period should consult with the Executive Vice President and General Counsel, who will review the situation with the Senior Vice President of Human Resources and, in appropriate circumstances, with the President and Chief Executive Officer.

(1)	Base salary multiplied by ownership target (percentage), divided by market value of stock equals number of target shares.

(2)	5 times $55,000 divided by market value of stock at year-end equals number of target shares. Revised April 27, 2006.

. Admission Ticket 2007 Annual Meeting of Shareholders April 26, 2007, 1:30pm Avery Dennison Corporation 150 North Orange Grove Boulevard Pasadena, California 91103 It is important that all shares be represented at this meeting, whether or not you attend the meeting in person. To make sure all shares are represented, we urge you to complete and mail the proxy card below. If planning to attend the Annual Meeting, please mark the appropriate box on the reverse side. Present this Admission Ticket to the representative at the entrance to the Annual Meeting. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Avery Dennison Corporation PROXY SOLICITATION / VOTING INSTRUCTION CARD ANNUAL MEETING — APRIL 26, 2007 PASADENA, CALIFORNIA The undersigned hereby appoints Peter K. Barker, Richard M. Ferry and Julia A. Stewart, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 2007 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournment thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters that may properly come before the meeting. This card provides voting instructions, as applicable, to (i) the appointed proxies for shares held of record by the undersigned including those held under the Company’s DirectSERVICE™ Investment Program, and (ii) the Trustee for shares held on behalf of the undersigned in the Company’s Savings Plan and SHARE Plan. IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSAL NO. 2. Consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), United States Trust Company, N.A., as Trustee of the Avery Dennison Corporation Savings Plan and SHARE Plan, will vote shares of Company Stock for which timely instructions are not received and shares of Company Stock that have not been allocated to the account of any participant in the same proportion to the manner in which allocated shares of Company Stock are voted by participants who timely furnish voting instructions. The card must be received no later than 5:00 p.m. Eastern Time on April 19, 2007, and telephone and Internet votes must be completed by 12:00 a.m. midnight on the same date. Your voting instructions are confidential and will not be revealed to anyone, except as required by law. If you have any questions regarding your voting instructions to the U.S. Trust, please call 1-800-535-3093 between the hours of 11:30 a.m. and 7:30 p.m. Eastern Time. If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

. NNNNNNNNNNNN Annual Meeting Admission Ticket NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 XXXXXXXXXXXXXX Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on April 19, 2007. Vote by Internet • Log on to the Internet and go to www.computershare.com/expressvote • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 — Rolf Borjesson 02 — Peter W. Mullin 03 - Patrick T. Siewert For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on December 29, 2007. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN3 1 C V 0 1 2 2 7 9 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00OE8D

. 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Avery Dennison Corporation PROXY SOLICITATION / VOTING INSTRUCTION CARD ANNUAL MEETING — APRIL 26, 2007 PASADENA, CALIFORNIA CONFIDENTIAL VOTING INSTRUCTIONS TO: COMPUTERSHARE TRUST COMPANY, N.A., AS TABULATING AGENT FOR THE TRUSTEE OF THE AVERY DENNISON CORPORATION EMPLOYEE STOCK BENEFIT TRUST VOTING INSTRUCTIONS SOLICITED BY THE TRUSTEE ON BEHALF OF THE BOARD OF DIRECTORS OF AVERY DENNISON CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 26, 2007. The undersigned hereby instructs Wachovia Bank, N.A., as Trustee, to act and vote at the 2007 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournment thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in its discretion, upon any other matters that may properly come before the meeting. Under the terms of the Avery Dennison Corporation Employee Stock Benefit Trust, you are entitled, as an employee and a holder of vested stock options from Avery Dennison, to instruct the Trustee how to vote shares held by the Trust.

. NNNNNNNNNNNN 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 XXXXXXXXXXXXXX Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on April 19, 2007. Vote by Internet • Log on to the Internet and go to www.computershare.com/expressvote • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Rolf Borjesson 02 — Peter W. Mullin 03 — Patrick T. Siewert For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on December 29, 2007. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN3 1 C V 0 1 2 2 7 9 3 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00OE9C

PROXY SOLICITED BY BOARD OF Avery Dennison Corporation 150 North DIRECTORS ANNUAL MEETING — APRIL 26, Orange Grove Boulevard Pasadena, 2007 PASADENA, CALIFORNIA California 91103 The undersigned hereby appoints Peter K. Barker, Richard M. Ferry or Julia A. Stewart, or each or any of them with power of substitution, proxies for the undersigned to act and vote at the 2007 Annual Meeting of Stockholders of Avery Dennison Corporation and at any adjournments thereof as indicated upon the matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting. 1. Election of Directors Nominees: (01) Rolf Borjesson, (02) Peter W. Mullin, and (03) Patrick T. Siewert Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year, which ends on December 29, 2007 IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND FOR PROPOSAL NO. 2. (OVER) (continued and to be signed on other side) s PLEASE FOLD AND DETACH HERE s

Please mark your votes as indicated in this example A vote FOR ALL nominees is A vote FOR the proposals below is recommended by the Board of recommended by the Board of Directors. Directors FOR AGAINST ABSTAIN FOR ALL Ratification of the appointment of WITHHELD FROM ALL 1. Election PricewaterhouseCoopers LLP as the of Directors FOR ALL EXCEPT the Company’s independent auditors for following nominee(s): the current fiscal year, which ends ___on December 29, 2007 Space limitations for the Annual Meeting make it necessary to limit attendance to stockholders. “Street name” holders wishing to attend need to bring to the Annual Meeting a copy of a brokerage statement reflecting stock ownership as of February 26, 2007. NOTE: Please sign exactly as name appears hereon, joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature of Stockholder ___ Date , 2007 s PLEASE FOLD AND DETACH HERE s